UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.)

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Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement

[  ] Confidential, for use of the commission only (as permitted by rule 14A- 6(E)(2))

[X] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to Section 240-14a-12

SOUTHWEST GEORGIA FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

_________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

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(5) Total fee paid

       [  ] Fee paid previously with preliminary materials:

       [  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing and registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

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April [17], 2014

Dear Shareholder:

The Annual Meeting of the Shareholders of Southwest Georgia Financial Corporation will be held on Tuesday, May 27, 2014, in the Southwest Georgia Bank Administrative Services Building, 205 Second Street S.E., Moultrie, Georgia, at 4:30 P.M. for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.

This year we will have a special drawing for shareholders who attend the meeting. We will give away two $500.00 cash prizes--you must be present to win and you must be a shareholder of Southwest Georgia Financial Corporation. (*Directors, advisory board members, officers, and staff of Southwest Georgia Bank and Southwest Georgia Financial Corporation and their immediate families are not eligible to participate in the drawing).

In order to ensure that your shares are voted at the meeting, please complete, date, sign, and return the Proxy in the enclosed postage-paid envelope at your earliest convenience. Every shareholder's vote is important, no matter how many shares you own.

We encourage you to attend this annual meeting of the shareholders and join us in the lobby immediately following the meeting for hors d’oeuvres and refreshments. We look forward to your attendance and continued support.

 Very truly yours,

DeWitt Drew

President and Chief Executive Officer

* Immediate family is considered to be husband, wife, and children living at home.

SOUTHWEST GEORGIA FINANCIAL CORPORATION

P.O. Box 3488

201 First Street, S.E.

Moultrie, Georgia 31768

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on May 27, 2014

The annual meeting of shareholders of Southwest Georgia Financial Corporation (“the Corporation”) will be held on Tuesday, May 27, 2014, at 4:30 p.m. at the Southwest Georgia Bank Administrative Services Building, located at 205 Second Street, S.E., Moultrie, Georgia, for the purposes of considering and voting upon:

1.	The election of nine directors to constitute the Board of Directors to serve until the next annual meeting and until their successors is elected and qualified;
2.	The approval of the 2013 Omnibus Incentive Plan;
3.	The approval of an advisory “say on pay” resolution supporting the compensation plan for executive officers;
4.	The ratification of the appointment of TJS Deemer Dana LLP, formerly known as Thigpen, Jones, Seaton & Company, P.C., as our independent auditors for the fiscal year 2014; and
5.	Such other matters as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on April 7, 2014, will be entitled to notice of and to vote at the annual meeting or any adjournment thereof.

A Proxy Statement and a Proxy solicited by the Board of Directors are enclosed herewith. Also enclosed is the Corporation’s 2013 Annual Report to Shareholders, which contains financial data and other information about the Corporation. Even if you plan to attend the meeting in Moultrie, Georgia, please provide us voting instructions in one of the following ways as soon as possible:

•	Please mark, sign, date, and return the Proxy promptly in the enclosed business reply envelope; or
•	If your shares are held in “street-name”, that is held for your account by a broker, bank or other nominee, you will receive instructions from your nominee which you must follow in order to have your shares voted.

The Corporation is mailing a full set of its Proxy materials to its shareholders. For disclosure purposes, the Corporation’s Proxy Statement, Proxy Card, and 2013 Annual Report to Shareholders are available on the Corporation’s web address at http://www.sgfc.com/pdf/2013annualreportandproxy.pdf. This internet posting of the Corporation’s Proxy materials will be available on this website on and after April [17], 2014.

For directions to the annual meeting, call (229) 985-1120. If you attend the meeting you may, if you wish, withdraw your Proxy and vote in person.

By Order of the Board of Directors,

DeWitt Drew

President and Chief Executive Officer

April [17], 2014

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IF YOU ARE PRESENT AT THE ANNUAL MEETING, YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

SOUTHWEST GEORGIA FINANCIAL CORPORATION

P.O. Box 3488

201 First Street, S.E.

Moultrie, Georgia 31768

PROXY STATEMENT

April [17], 2014

This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of Southwest Georgia Financial Corporation (the “Corporation”) for use at the Annual Meeting of Shareholders of the Corporation to be held on May 27, 2014 (the “Annual Meeting”), and any postponement and adjournment thereof, for the purposes set forth in the accompanying notice of the meeting. The expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be paid by the Corporation. Copies of solicitation materials may be furnished to banks, brokerage houses, and other custodians, nominees, and fiduciaries for forwarding to beneficial owners of shares of the Corporation’s common stock, and normal handling charges may be paid for such forwarding service. In addition to solicitations by mail, directors and regular employees of the Corporation may solicit Proxies in person or by telephone. It is anticipated that this Proxy Statement and the accompanying Proxy will first be mailed to shareholders on April [17], 2014.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

At the Annual Meeting, shareholders will act upon the matters set forth in the accompanying notice of meeting, including the:

1.	Election of nine directors to constitute the Board of Directors to serve until the next annual meeting and until their successors is elected and qualified;
2.	Approval of the 2013 Omnibus Incentive Plan;
3.	Approval of an advisory “say on pay” resolution supporting the compensation plan for executive officers; and
4.	Ratification of the appointment of TJS Deemer Dana LLP, formerly known as Thigpen, Jones, Seaton & Company, P.C., as our independent auditors for the fiscal year 2014.

Who is entitled to vote?

All shareholders of record of the Corporation’s common stock at the close of business on April 7, 2014, which is referred to as the record date, are entitled to receive notice of the Annual Meeting and to vote the shares of common stock held by them on the record date. Each outstanding share of common stock entitles its holder to cast one vote for each matter to be voted upon.

How do I cast my vote?

You may vote your shares by marking, signing, dating and returning the Proxy in the enclosed business reply envelope provided to you, or you may vote in person at the Annual Meeting. If your shares of common stock are held in “street name”, that is held for your account by a broker, bank or other nominee, you will receive instructions from your nominee which you must follow in order to have your shares voted.

If the Proxy is returned but no choice is specified thereon, it will be voted “for” all proposals.

What are the quorum and voting requirements?

A quorum is present when the holders of a majority of the shares outstanding on the record date are present in person or represented by proxy at the Annual Meeting. On the record date, the Corporation had outstanding and entitled to vote 2,547,837 shares of common stock, par value $1.00 per share.

The required vote for each item of business at the Annual Meeting is as follows:

1.	For Proposal 1, the election of directors, those nominees receiving the greatest number of votes at the Annual Meeting shall be deemed elected;
2.	For Proposal 2, the approval of the 2013 Omnibus Incentive Plan, the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting;
3.	For Proposal 3, the approval of the advisory “say on pay” resolution supporting the compensation plan for the executive officers, the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting; and
4.	For Proposal 4, the appointment of independent auditors, the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting will be deemed ratified.

How are votes counted?

Abstentions and broker non-votes will be counted for purposes of establishing a quorum. Abstentions will be counted towards the tabulations of votes cast on a proposal and will have the same effect as negative votes. Broker non-votes are proxies received from brokers or other nominees holding shares on behalf of their clients (in “street name”) who have not been given specific voting instructions from their clients with respect to non-routine matters. Typically, the ratification of auditors is considered a routine matter by brokers and other nominees allowing them to have discretionary voting power to vote shares they hold on behalf of their clients for such matter. Broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

Proposal 1 is the election of directors. Because directors are elected by a plurality of the votes cast, the director nominees who get the most votes will be elected. Directors cannot be voted “against” and votes to “withhold authority” to vote for a certain nominee will have no effect if the nominee receives a plurality of the votes cast. For all other proposals that come before the meeting, you may vote “for” or “against” the proposal.

If you hold your shares of common stock in your own name as a holder of record, and you fail to vote your shares, either in person or by proxy, the votes represented by your shares will be excluded entirely from the vote.

Will other matters be voted on at the Annual Meeting?

The Corporation is not aware of any other matters to be presented at the Annual Meeting other than those described in this Proxy Statement. If any other matters not described in the Proxy Statement are properly presented at the meeting, proxies will be voted in accordance with the best judgment of the proxy holders.

Can I revoke my Proxy instructions?

Any Proxy given pursuant to this solicitation may be revoked by any shareholder who attends the meeting and gives oral notice of his or her election to vote in person, without compliance with any other formalities. In addition, any Proxy given pursuant to this solicitation may be revoked prior to the Annual Meeting by delivering a signed writing revoking it or a duly executed Proxy bearing a later date to the Secretary of the Corporation at Southwest Georgia Financial Corporation, P.O. Box 3488, Moultrie, Georgia 31776-3488. Any shareholder of record as of the record date attending the Annual Meeting may vote in person by ballot whether or not a Proxy has been previously given, but the presence (without further action) of a shareholder at the Annual Meeting will not constitute revocation of a previously given Proxy.

Any shareholder holding shares in “street name” by a broker or other nominee must contact the broker or nominee to obtain instructions for revoking the Proxy instructions.

What other information should I review before voting?

The 2013 Annual Report to Shareholders, including financial statements for the year ended December 31, 2013, is enclosed with this Proxy Statement. The Annual Report on Form 10-K, except for the exhibits, is part of the Proxy materials. The Corporation will furnish, without charge, a copy of its complete Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) for the fiscal year ended December 31, 2013, including financial statements and footnotes, to any record or any beneficial owner of its common stock as of April 7, 2014, who requests a copy of such report. Any request for the Annual Report on Form 10-K should be in writing addressed to:

Mr. George R. Kirkland

Southwest Georgia Financial Corporation

P.O. Box 3488

Moultrie, Georgia 31776-3488

You may also obtain copies of the Corporation’s Annual Report on Form 10-K from the SEC at prescribed rates by writing to the Public Reference Section of the SEC, Room 1580, F. Street, N.E., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 for further information.

If the person requesting the Annual Report on Form 10-K was not a shareholder of record on April 7, 2014, the request must include a representation that the person was a beneficial owner of common stock on that date. Copies of any exhibit to the Annual Report on Form 10-K will be furnished on request and upon receipt of the payment of the Corporation’s expense in furnishing the exhibits.

NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

We have posted materials related to the 2014 Annual Meeting on the Internet. The following materials are available on the Internet at http://www.sgfc.com/pdf/2013annualreportandproxy.pdf:

•	This Proxy Statement for the 2014 Annual Meeting, and
•	The Corporation’s 2013 Annual Report to Shareholders, which includes the Corporation’s Annual Report on Form 10-K filed with the SEC.

VOTING SECURITIES AND PRINCIPAL HOLDERS

The following table sets forth, as of March 6, 2014, the beneficial ownership of the Corporation’s common stock by each “person” (as that term is defined by the SEC) known by the Corporation to be the beneficial owner of more than 5% of the Corporation’s common stock, by each director and named executive officer of the Corporation, and by all directors and named executive officers as a group.

	Amount and Nature of	Percent
Name of Beneficial Owner	Beneficial Ownership (1)	of Class
The Employee Stock Ownership Plan and Trust
of Southwest Georgia Financial Corporation	319,997	12.51%
201 First Street, S.E., Moultrie, Georgia 31768
Cecil H. Barber	31,843	1.24%
John J. Cole, Jr.	63,014	2.46%	(2)
DeWitt Drew	18,724	*	(3)
Michael McLean	92,934	3.63%	(4)
Richard L. Moss	29,913	1.17%
Roy H. Reeves	31,905	1.25%
Johnny R. Slocumb	56,223	2.20%
M. Lane Wear	10,672	*
Marcus R. Wells	7,883	*
Randall L. Webb, Jr.	17,975	*	(5)
Charles R. Lemons	7,515	*	(6)
George R. Kirkland	43,224	1.69%	(7)
Jeffery E. Hanson	4,953	*
All Directors and Named Executive Officers as
a Group (13 persons)	652,856	25.51%
* Indicates less than one percent (1%).

(1)	Based on 2,558,737 shares outstanding as of March 4, 2014, which includes shares underlying outstanding stock options exercisable within 60 days of the record date, which are deemed to be outstanding for purposes of calculating the percentage owned by a holder.
(2)	Includes 45,984 shares allocated to the account of Mr. Cole in the Employee Stock Ownership Plan and Trust, over which shares Mr. Cole exercises voting power.
(3)	Includes 7,759 shares allocated to the account of Mr. Drew in the Employee Stock Ownership Plan and Trust, over which shares Mr. Drew exercises voting power.
(4)	Includes 48,579 shares of which Mr. McLean holds the voting power of attorney for E. J. McLean, Jr. and 24,600 shares of which Mr. McLean holds the voting power of attorney for R. Cooper.
(5)	Includes 16,889 shares allocated to the account of Mr. Webb in the Employee Stock Ownership Plan and Trust, over which shares Mr. Webb exercises voting power.
(6)	Includes 1,008 shares allocated to the account of Mr. Lemons in the Employee Stock Ownership Plan and Trust, over which shares Mr. Lemons exercises voting power.
(7)	Includes 12,281 shares allocated to the account of Mr. Kirkland in the Employee Stock Ownership Plan and Trust, over which shares Mr. Kirkland exercises voting power.

PROPOSAL 1: ELECTION OF DIRECTORS

The bylaws of the Corporation provide that the Board of Directors shall consist of not less than five nor more than 25 directors. The exact number of directors is currently set at nine by Board resolution. However, the number of directors may be increased or decreased within the foregoing range from time to time by the Board of Directors or by resolution of the shareholders.

The terms of office for directors continue until the next Annual Meeting and until their successors are elected and qualified or until their earlier resignation, removal from office, or death.

Each Proxy executed and returned by a shareholder will be voted as specified thereon by the shareholder. If no specification is made, the Proxy will be voted for the election of the nominees named below to constitute the entire Board of Directors. In the event that any nominee withdraws or for any reason is not able to serve as a director, the Proxy will be voted for such other person as may be designated by the Board of Directors as substitute nominee. Management of the Corporation has no reason to believe that any nominee will not serve if elected.

Vote Required

Directors are elected by a plurality of the votes cast by the holders of the shares entitled to vote in an election at a meeting at which a quorum is present.

Recommendation

The Board of Directors unanimously recommends a vote “FOR” each nominee for director.

INFORMATION ABOUT NOMINEES FOR DIRECTOR

The following information as of April 7, 2014, has been furnished by the respective nominees for director. Except as otherwise indicated, each nominee has been or was engaged in his present or last principal employment, in the same or a similar position, for more than five years.

Name (Age)	Information about Nominee

Cecil H. Barber (49)

A director of Southwest Georgia Bank (the “Bank”) and the Corporation since 1999, Mr. Barber is Vice President of Barber Contracting, a general contracting company. Mr. Barber earned a Bachelor of Science degree in Civil Engineering from Georgia Institute of Technology. Also, he has participated in various internally provided training workshops for directors. Mr. Barber’s business experience and familiarity with the local community and businesses deems him qualified as a board member.

John J. Cole, Jr. (64)

A director of the Bank and of the Corporation, Mr. Cole became Chief Operating Officer, Executive Vice President and Cashier of the Bank and Executive Vice President of the Corporation in 2011. Previously, he was Executive Vice President and Cashier of the Bank and Executive Vice President of the Corporation since 2002. Prior to that, he had been Senior Vice President and Cashier of the Bank and Senior Vice President of the Corporation since 1992. He has served in various other positions with the Bank since 1976 and the Corporation since 1981. Mr. Cole earned a Bachelor of Science degree in Business Administration from Valdosta State University. Mr. Cole graduated from the School for Bank Administration at the University of Wisconsin as well as Stonier Graduate School of Banking. Also, he has participated in various internally provided training workshops for directors. Mr. Cole’s education and vast knowledge of the banking industry and the operation of the Bank are assets to the Board.

DeWitt Drew (57)

Mr. Drew has been President and Chief Executive Officer of the Bank and Corporation since May 2002. Previously, he served as President and Chief Operating Officer during 2000 and 2001 and Executive Vice President during 1999 for the Bank and Corporation. Mr. Drew earned a Bachelor of Science degree in Business Administration with a concentration in Accounting from the University of South Alabama. He is a graduate of The Graduate School of Banking of the South at Louisiana State University. Also, he has participated in various internally provided training workshops for directors. Mr. Drew’s role in leading the Corporation and the Bank and breadth of banking education and experience are critical to the Board.

Michael J. McLean (67)

Chairman of the Board of the Corporation and Presiding Director of the Bank since 2006, Mr. McLean has been a director of the Bank and Corporation since 1999. Mr. McLean is the owner of McLean Engineering Company, Inc., an engineering consulting firm. Mr. McLean earned Bachelor of Science degrees in Textiles and Electrical Engineering from Georgia Institute of Technology. Also, he has participated in various internally provided training workshops for directors. Mr. McLean’s professional experience as a successful entrepreneur and his long-term board directorship are essential to the Board.

Richard L. Moss (62)

Vice Chairman of the Board of the Corporation and Assistant Presiding Director of the Bank since 2006, Mr. Moss has been a director of the Bank since 1980 and of the Corporation since 1981. Mr. Moss is President of Moss Farms. Mr. Moss earned a Bachelor of Science degree in Agricultural Economics from North Carolina State University. Also, he has participated in various internally provided training workshops for directors. Mr. Moss’s extensive agricultural knowledge and experience within the agricultural community, which is a big part of the Bank’s customer base, are invaluable to the Board.

Roy H. Reeves (54)

A director of the Bank and the Corporation since 1991, Mr. Reeves is the owner of Reeves Properties, L.P., a property rental company. Mr. Reeves earned a Bachelor degree in Business Administration from the University of Georgia. He has attended several Georgia Bankers Association sponsored bank director training programs and participated in various other internally provided training workshops for directors. Mr. Reeves’s professional experience in real estate projects offer a unique insight into the markets in which we operate.

Johnny R. Slocumb (61)

A director of the Bank and the Corporation since 1991, Mr. Slocumb is the owner of Slocumb and Associates, Inc., a company which offers real estate and insurance services. Mr. Slocumb earned a Bachelor of Science degree in Business from Georgia Southwestern College. Also, he has participated in various internally provided training workshops for directors. Mr. Slocumb’s business insight, especially in the real estate and insurance industries, and knowledge of our market are necessary to direct the Corporation.

M. Lane Wear (62)

A director of the Bank and of the Corporation since 2007. Mr. Wear is a Certified Public Accountant and has been a partner with Vines, Wear and Mangum, LLP since 1986. Mr. Wear earned a Bachelor of Business Administration degree from Georgia Southern College. Also, he has participated in various internally provided training workshops for directors. Mr. Wear’s accounting background and financial acumen are imperative to the Board.

Marcus R. Wells (56)

A director of the Bank and of the Corporation since 2007. A licensed physical therapist, Mr. Wells became Director of Business Development and physical therapist at Colquitt Regional Medical Center in June 2013. Previously, he was owner and Chief Executive Officer of Alliance Rehab, Inc., d/b/a Moultrie Physical Therapy & Rehabilitation from January 2004 through May 2013. Previously, he was employed from 1999 to March 2003 and was managing partner from April 2003 to December 2003 by Moultrie Physical Therapy & Rehabilitation. Also, Mr. Wells has been Chief Executive Officer of POINT, Inc., (Prevention of Occupational & Industrial Trauma) since 1998. Mr. Wells earned an Associate in Arts degree from Tallahassee Community College and a Bachelor of Science degree in Physical Therapy from Florida A & M University. He has earned certificates from Community Bankers Association of Georgia and from Terry College of Business at the University of Georgia in bank director and fundamentals training. Also, he has participated in various other internally provided training workshops for directors. Mr. Wells’ broad director training, ties to the local community, and business experience deems him qualified as a board member.

There are no family relationships between any director, executive officer, or nominee for director of the Corporation or any of its subsidiaries.

Meetings and Composition of the Board of Directors

The Board of Directors held 12 regular meetings and one called meeting during 2013. All of the directors attended at least 75% of the Board and committee meetings held during 2013 and their tenure as directors. Directors are expected to be present at all Board of Directors meetings of the Corporation. Directors are expected to be present at the Annual Meeting of the Corporation. All of the directors attended the Corporation’s 2013 Annual Meeting.

The Board of Directors has determined that seven of the nine members of the Board of Directors are “independent” as defined under applicable federal securities laws and listing standards of the NYSE MKT LLC (the “NYSE MKT”). The “independent” directors are Messrs. Barber, McLean, Moss, Reeves, Slocumb, Wear, and Wells.

Board Leadership Structure and Role in Risk Oversight

The Corporation is led by Mr. DeWitt Drew who serves as the President and Chief Executive Officer. Mr. Drew has been President and Chief Executive Officer since 2002. The Board of Directors is led by Michael J. McLean as Chairman and is comprised of nine directors total, seven of whom have been determined to be independent directors. Each of the Audit, Personnel and Nominating Committees of the Board of Directors are comprised entirely of independent directors.

The Chief Executive Officer is responsible for oversight of the day-to-day operations and business affairs of the Corporation, including directing the business conducted by the employees, managers and officers of the Corporation. The Chairman is responsible for leading the Board of Directors in its duty to oversee the management of the business and affairs of the Corporation and ensuring that he and the other directors act in the best interest of the Corporation and its shareholders.

Risk oversight of the Corporation is the responsibility of the Board of Directors. It administers this oversight function by evaluating various components of risks to the Corporation at each meeting of the Board of Directors. The current structure of the Board of Directors is appropriate for the Corporation at this time and facilitates careful oversight of risk for the Corporation by the independent directors. The Corporation believes it is important to maintain the separate roles of the Chairman of the Board of Directors and the Chief Executive Officer. This allows the Chairman to be an independent leader for the Board of Directors as well as a liaison between the Board of Directors and management. The independent directors met in executive session without the non-independent directors and management four times in 2013. This executive session of the Board of Directors allowed the Board of Directors to review key decisions and discuss matters in a manner that is independent of senior management and non-independent directors.

Committees of the Board of Directors

The Board of Directors has established three committees, a Personnel Committee, an Audit Committee, and a Nominating Committee.

Personnel Committee

The Personnel Committee is composed of four members, Cecil Barber, Michael J. McLean, Richard L. Moss, and M. Lane Wear. The Board of Directors has determined that all of these directors are “independent” under applicable federal securities laws and listing standards of the NYSE MKT. The Personnel Committee held six meetings during 2013.

The Personnel Committee is responsible for establishing and administering the policies that govern the compensation arrangements for executive officers and other employees. The Personnel Committee is also responsible for oversight and administration of certain executive and employee compensation and benefit plans, including the Corporation’s Pension Retirement Plan (the “Pension Plan”), Supplemental Retirement Plan (the “Supplemental Plan”), Directors and Executive Officers Stock Purchase Plan (the “Stock Purchase Plan”) and the Key Individual Stock Option Plan (the “Option Plan”), as well as the Bank’s 401(k) Plan effective January 1, 2007 (the “401(k) Plan”). It periodically reviews and makes recommendations to the Board with respect to Director Compensation.

Audit Committee

The Audit Committee presently consists of four directors, Richard L. Moss, Cecil Barber, M. Lane Wear, and Johnny R. Slocumb. The Audit Committee held 11 meetings during 2013.

The Board of Directors has determined that all of the members of the Audit Committee are “independent” under applicable federal securities laws and listing standards of the NYSE MKT and have sufficient knowledge in financial and accounting matters to serve on the Audit Committee, including the ability to read and understand fundamental financial statements. Mr. Wear, the chairman of the Audit Committee, qualifies as “financially sophisticated” under the listing standards of the NYSE MKT or as an “audit committee financial expert” under the federal securities laws.

The Audit Committee is responsible for recommending the selection of independent auditors; meeting with the independent auditors to review the scope and results of the audit; reviewing with management and the internal auditor the systems of internal control and the internal audit reports; and ascertaining that any and all operational deficiencies are satisfactorily corrected.

Nominating Committee

The Board of Directors has a standing Nominating Committee that presently consists of seven members, Cecil Barber, Richard L. Moss, Michael J. McLean, Roy H. Reeves, M. Lane Wear, Johnny R. Slocumb, and Marcus R. Wells. The Nominating Committee held one meeting during 2013. The Nominating Committee nominates all directors and presents a slate of nominees for the Board of Directors to be approved by a majority of independent directors. The Board of Directors has determined that all of the members of the Nominating Committee are “independent” under applicable federal securities laws and listing standards of the NYSE MKT.

Charters

The Board of Directors has adopted written Personnel, Audit, and Nominating Committee Charters that are annually reviewed and assessed. The charters are all posted on the Corporation’s website, www.sgfc.com.

Director Nominations

A candidate for the Board of Directors must meet the eligibility requirements set forth in the Corporation’s bylaws and in any applicable Board or committee resolutions. The Nominating Committee considers diversity in qualifications and characteristics that it deems appropriate from time to time when selecting individuals to be nominated for election to the Board of Directors. These qualifications and characteristics may include, without limitation, independence, integrity, business experience, education, accounting and financial expertise, age, reputation, civic and community relationships, and knowledge and experience in matters impacting financial institutions. In addition, prior to nominating an existing director for re-election to the Board of Directors, the Nominating Committee will consider and review an existing director’s Board and committee attendance, performance, and length of Board service.

The Nominating Committee will consider in accordance with the analysis described above all director nominees properly recommended by shareholders. Any shareholder wishing to recommend a candidate for consideration as a possible director nominee for election at an upcoming meeting of shareholders must provide written notice to Mr. George R. Kirkland, Southwest Georgia Financial Corporation, P. O. Box 3488, Moultrie, GA, 31776-3488 pursuant to the deadlines described in “Shareholders Proposals and Director Nominations.”

Code of Ethical Conduct

The Corporation has adopted a Code of Ethics Policies and Procedures designed to promote ethical conduct by all of the Corporation’s directors, officers, and employees. The Code of Ethics Policies and Procedures includes a Code of Ethical Conduct for the Chief Executive Officer and Senior Financial Officers which sets forth standards applicable to all officers, directors, and employees but has provisions specifically applicable to the Chief Executive Officer and the principal financial officer. The Code of Ethics Policies and Procedures complies with the federal securities law requirement that issuers have a code of ethics applicable to the chief executive officer and principal financial officer, and the NYSE MKT requirement that listed companies have a code of ethical conduct applicable to all directors, officers, and employees. The Corporation’s Code of Ethical Conduct applicable to the Chief Executive Officer and the principal financial officer is posted on its website, www.sgfc.com. The Corporation has not had any amendment to or waiver of the Code of Ethical Conduct. If there is an amendment or waiver, the Corporation will post such amendment or waiver on its website.

EXECUTIVE COMPENSATION

Overview and Administration

The objective of the Corporation’s compensation program is to offer a compensation package that will attract, motivate, reward, and retain high-performing and dedicated employees. The package must balance competitive need and individual performance with affordability. The package must also provide financial security for employees and dependents upon retirement, disability, or death. The compensation program is designed to reward performance, longevity, professional growth, initiative, and increased responsibility.

The Personnel Committee of the Corporation reviews, evaluates, and approves compensation and benefits for all executive officers, including the “Named Executive Officers”, who are DeWitt Drew, who is President and Chief Executive Officer of the Corporation and the Bank, Charles R. Lemons, who is President and Chief Executive Officer of Empire Financial Services, Inc., a subsidiary of the Bank, and John J. Cole, Jr., who is Chief Operating Officer, Executive Vice President and Cashier of the Bank and Executive Vice President of the Corporation, and also reviews general policy matters relating to compensation and benefits. The executive officers recommend to the Personnel Committee compensation for other employees based on comparison to compensation data received from banking related compensation and benefits surveys.

In 2013, the Corporation held an advisory “say on pay” vote on the compensation of its executive officers. The Corporation’s shareholders approved such compensation, with 88% of the shares entitled to vote and present in person or represented by proxy at the 2013 Annual Meeting supporting the compensation plan for executive officers. As the Personnel Committee evaluated its compensation policies and overall objectives for 2014, it took into consideration this support of the Corporation’s shareholders. As a result, the Personnel Committee decided to retain the general approach and structure of the Corporation’s compensation plan for its executive officers. While this annual vote is not binding on the Corporation, our Board of Directors or our Personnel Committee, we value the opinions of our shareholders and, to the extent there is any significant vote against the compensation of our executive officers, we will consider our shareholders’ concerns and the Personnel Committee will evaluate whether any actions are necessary to address those concerns.

All remuneration paid to the Corporation’s officers during the year ended December 31, 2013, was paid by subsidiaries of the Corporation.

Elements of Compensation

Annual Base Salary and Cash Bonus. Executive officer annual base salary and bonus awards are determined by the Personnel Committee with reference to Corporation-wide, divisional, and individual performance for the previous fiscal year based on a wide range of measures, which include comparisons with competitors’ performance and internal goals set before the start of each fiscal year and by comparison to the level of executive officers’ compensation of other financial institutions of comparable size in comparable markets. No relative weights are assigned for these factors.

The Personnel Committee believes that the most meaningful performance and pay equity comparisons are made against companies of similar size and in comparable markets. In keeping with this belief, the Committee consistently participates in and uses compensation and benefit surveys from the Georgia Bankers Association and the Bank Administration Institute and measures the Corporation’s performance with peer comparison from the Federal Financial Institution Examining Council Peer Group Report.

During 2013, the Personnel Committee set annual salary and bonus for the Named Executive Officers in 2013 based primarily on Corporation-wide performance. The Personnel Committee believes that returns on assets (“ROA”) and equity (“ROE”) are the most appropriate measures for evaluating this performance.

In 2013, the Corporation had net income of $2.8 million, an increase of $833,000 when compared with the previous year’s net income, and the ROA increased to 0.76% and ROE grew to 9.02%, compared to ROA of 0.60% and ROE of 6.22% in 2012. Net income, ROA and ROE were slightly higher than the 2013 performance goals of $2.6 million in net income, ROA of 0.73% and ROE of 8.74%. Earnings growth was driven by higher net interest income resulting from continued loan growth. Net income was affected by a $736 thousand decrease in commercial mortgage banking revenue from reduced mortgage origination activities.

In view of corporate performance, all of the Named Executive Officers received raises in their annual base salary of up to 4.5% in 2013 and most received bonuses of up to 18.75% of base salary. In 2012, the Named Executive Officers’ salary increases were up to 4.7% and their bonuses were up to 16.5% of base salary. The Named Executive Officers’ base salaries and annual bonuses for 2013 are listed in “Executive Compensation - Summary Compensation Table”.

Equity Incentive Awards. The Corporation did not grant any equity incentive awards in fiscal year 2013 to the Named Executive Officers or any other employee or director.

Retirement and Other Benefits

The Corporation offers retirement and other benefits that the Personnel Committee believes provides employees with a highly competitive package of benefits. The Corporation believes these forms of compensation enhance the ability to competitively search, hire, and retain a strong and competent executive staff, and that the 401(k) Plan, ESOP and Stock Purchase Plan encourage corporate ownership among employees.

Pension Plan. The Corporation’s Pension Plan is a qualified noncontributory defined benefit pension plan and is described in “Executive Compensation – Pension Benefits”. The Corporation froze the Pension Plan in 2006.

401(k) Plan. In place of the frozen Pension Plan, the Corporation and Bank adopted the 401(k) Plan for the benefit of almost all of the employees who attain the age of 21 years and complete a year of service. The 401(k) Plan is a qualified defined contribution plan as provided for under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”). This 401(k) Plan will match contributions dollar for dollar for the first 4% of compensation that each participant defers into the 401(k) Plan each payroll period. The 401(k) Plan allows for a discretionary match in excess of 4% and for participants to defer up to 80% of their respective compensation, subject to the maximum deferrals permitted under the Code. In 2013, the Corporation matched up to 4% of compensation for Mr. Drew, Mr. Lemons, and Mr. Cole in the amounts of $10,200, $7,494 and $6,983, respectively.

Employee Stock Ownership Plan. The Corporation has a qualified, nondiscriminatory Employee Stock Ownership Plan (“ESOP”) administered by an ESOP Committee, and its assets are held and managed by a trustee. This ESOP is designed to motivate and reward employees as corporate owners and to provide to eligible employees additional retirement benefits. The ESOP covers almost all employees who have completed at least two years of service. Contributions to the ESOP are at the discretion of the Board of Directors and are allocated to participants who are actively employed on the last day of the plan year and who have completed a year of service for such year (as defined in the ESOP). The annual amount of the contribution is determined by taking into consideration the prevailing financial conditions and fiscal requirements of the Corporation. The total annual contribution is limited by the amount that the Corporation can deduct for federal income tax purposes. Each eligible participant’s contribution is based on a percentage of annual compensation. This form of compensation plan supports the Corporation’s overall mission statement to attain motivated and dedicated employees. In 2013, the Corporation’s subsidiaries made ESOP contributions to Mr. Drew, Mr. Lemons, and Mr. Cole in the amounts of $6,682, $4,859, and $4,754, respectively.

Supplemental Retirement Plan. The Corporation’s Supplemental Plan is a non-qualified retirement plan which provides benefits for any excess annual retirement benefits which cannot be paid under the Pension Plan and ESOP, and is described in “Executive Compensation – Pension Benefits”. There was no impact to the ESOP part of this plan as a result of the frozen Pension Plan. Mr. Drew is the only active participant in the Supplemental Retirement Plan and the Bank made a contribution for Mr. Drew in 2013 in the amount of $1,500.

Stock Purchase Plan. The Stock Purchase Plan was approved by the shareholders at the 2013 Annual Meeting, authorizing 200,000 shares to be purchased by the plan. Under the Stock Purchase Plan, participants may elect to contribute up to $900 of salary or directors’ fees each month and receive common stock with an aggregate value of two times the contribution, with the maximum level of monthly contribution set by the Board of Directors. In 2013, the Corporation contributed $14,900 to the Stock Purchase Plan accounts of Mr. Drew and Mr. Lemons and $14,650 to the account of Mr. Cole.

Insurance. The Corporation provides to all employees group term life insurance benefit of two and a half times their annual base salary not to exceed $350,000. The Corporation’s subsidiaries paid premiums of $1,548, $2,376 and $2,376, respectively, for Mr. Drew, Mr. Lemons and Mr. Cole during 2013. The excess premium paid over $50,000 of life insurance benefit is non-cash compensation to the employee. Mr. Drew was the only management officer with bank owned life insurance compensation of $1,500 during 2013.

Employment Contracts and Change in Control Arrangements

DeWitt Drew. On October 1, 2003, the Corporation and the Bank entered into an employment agreement with DeWitt Drew. Under the employment agreement, Mr. Drew serves as the President and Chief Executive Officer of the Corporation and the Bank and is entitled to receive an annual base salary (currently $232,000) which is subject to normal annual increases as shall be determined by the Board of Directors of the Corporation from time to time. The employment agreement commenced on October 1, 2003, and is for a rolling five-year term that is extended for an additional day each day of his employment. In addition to the base salary, Mr. Drew is eligible to earn incentive or bonus compensation in accordance with such bonus plan as may be established by the Board of Directors of the Corporation for the fiscal year. Mr. Drew receives benefits of the kind customarily granted to other executives of the Bank and the Corporation, including participation in the Corporation’s benefit plans. The Bank also pays the premiums on a $1 million split dollar life insurance policy for Mr. Drew. If Mr. Drew’s employment terminates for any reason, he agrees not to provide banking services or solicit certain bank customers within certain geographical limits for a period of two years after such termination.

If Mr. Drew’s employment is terminated for Cause (as defined in the employment agreement) or if he voluntarily terminates his employment, the Bank and the Corporation will have no further financial obligation to him. The stock options that are vested as of the termination date will be exercisable for 90 days and then terminate. If Mr. Drew’s employment is terminated without cause or by Mr. Drew for Good Reason (as defined) after a Change in Control (as defined), he is entitled to the salary and medical benefits provided to him under the employment agreement for the remainder of the then current term, subject to the terms and conditions of the employment agreement. Any options he has been granted as of the termination date will immediately vest and expire upon their normal expiration date in the case of a Change in Control or one year in case of another termination without cause. If Mr. Drew’s employment is terminated due to a disability, he shall continue to receive his salary for the remainder of the then current term and receive medical benefits until the earlier of the end of the then current term or he is entitled to disability coverage. If Mr. Drew’s employment terminates because of death or disability, his options will vest and will expire upon their normal expiration date. In the event of any such termination at December 31, 2013, except as set forth below, Mr. Drew would have been entitled to $1,189,435, which is the sum of his present salary and medical benefits for the five-year term.

Mr. Drew’s employment agreement provides that the compensation and benefits provided for under the agreement shall be reduced or modified so as to insure that the payments thereunder do not constitute an “excess parachute payment” as defined under Section 280G of the Internal Revenue Code (an “Excess Severance Payment”). The agreement does not provide for the payment of any taxes or a gross-up of payments to pay any taxes in the event any of the compensation or benefits were considered to be an Excess Severance Payment.

Charles R. Lemons. As of January 8, 2007, the Banks’ subsidiary, Empire, entered into an employment agreement with Charles R. Lemons. On July 31, 2009, the Bank agreed to guarantee Empire’s performance of its obligations under the employment agreement. Under the employment agreement, Mr. Lemons, who now serves as President and Chief Executive Officer of Empire, is entitled to receive an annual base salary (currently $170,000) subject to normal annual increases as determined by the Board of Directors from time to time. The employment agreement commenced on January 8, 2007 for a three-year term and automatically renewed for an additional three-year term. In addition to the base salary, Mr. Lemons is eligible to earn incentive or bonus compensation in accordance with such bonus plan as may be established by the Board of Directors of the Corporation for the fiscal year. Mr. Lemons receives benefits of the kind customarily granted to other executives of the Bank and the Corporation, including participation in the 401(k) plan, disability insurance, medical insurance, and life insurance pursuant to the employment agreement. If Mr. Lemons’ employment terminates for any reason other than without Cause (as defined in the employment agreement) or for Good Reason (as defined), he agrees not to provide banking services or solicit certain bank customers within certain geographical limits for a period of two years after such termination.

If Mr. Lemons’ employment is terminated for Cause or if he voluntarily terminates his employment, the Bank and the Corporation will have no further financial obligation to him. The stock options that are vested as of the termination date will be exercisable for 90 days and then terminate. If Mr. Lemons’ employment is terminated without Cause or by Mr. Lemons for Good Reason, he is entitled to the salary and medical benefits provided to him under the employment agreement for one year, subject to the terms and conditions of the employment agreement. Any options he has been granted as of the termination date will immediately vest and be exercisable for one year and then terminate. If Mr. Lemons’ employment is terminated due to a disability, he shall continue to receive his salary for one year and receive medical benefits until the earlier of one year or he is entitled to disability coverage. If Mr. Lemons’ employment terminates because of death or disability, his options if any will vest and will expire upon their normal expiration date. In the event of any such termination at December 31, 2013, Mr. Lemons would have been entitled to $170,000, which is the sum of his present salary for one year.

 Summary Compensation Table

The following table provides information about the compensation paid or accrued with respect to the Named Executive Officers for each of the past two fiscal years. No other executive officers of the Corporation are required to be included in this table and/or were paid $100,000 or more in total compensation during 2013.

Name and Principal				All Other
Position During 2013	Year	Salary	Bonus	Compensation	(1)	Total

DeWitt Drew	2013	$222,000	$40,000	$45,580	(2)	$307,580
President and CEO of the	2012	$212,000	$35,000	$30,359		$277,359
Corporation and the Bank

Charles R. Lemons	2013	$166,500	$0	$32,629		$199,129
President and CEO of Empire	2012	$162,000	$16,200	$15,444		$193,644
Financial Services, Inc.

John J. Cole, Jr.	2013	$160,000	$30,000	$39,563	(3)	$229,563
Chief Operating Officer, Executive	2012	$155,000	$13,000	$25,227		$193,227
Vice President and Cashier of
the Bank and Executive Vice
President of the Corporation

(1) Amounts shown include stock purchase plan contributions, 401(k) match, ESOP contributions, group term life insurance, and bank owned life insurance benefits.

(2) Includes director’s fees for 2013 of $11,200.

(3) Includes director’s fees for 2013 of $10,800.

Equity-Based Compensation

The Corporation established the Option Plan to provide for the grant of stock options to officers of the Corporation. Although the Option Plan is administered by the Personnel Committee of the Board of Directors, no new stock options or other awards have been granted under the Option Plan since 2007. As of December 31, 2013, there were no outstanding equity awards under the Option Plan.

Pension Benefits

The Corporation maintains the Pension Plan which was frozen effective December 31, 2006 as a result of the increasing costs to keep it funded. The cost of the Pension Plan which represents the current and future benefits of current and retired employees has been funded by the Corporation’s subsidiaries. These benefits accrue based upon actuarial determinations employing the aggregate funding method. The compensation covered by the Pension Plan has included total annual compensation including bonuses and overtime pay. The employee benefits earned through December 31, 2006, are preserved and the funds will be maintained in a trust account to pay future benefits through retirement, but new benefits will not accrue under the Pension Plan. The portion of compensation which is considered covered compensation under the Pension Plan equals the annual salary and bonus amounts indicated in “Executive Compensation - Summary Compensation Table”.

All executive officers who exceed the maximum covered compensation limited by federal law of $255,000 are covered under the Corporation’s Supplemental Retirement Plan. Any excess annual retirement benefit which could not be paid under the Pension Plan and ESOP because of the above federal limitation will be payable under the Supplemental Retirement Plan. During 2013, only DeWitt Drew, the Chief Executive Officer qualified for the Supplemental Retirement Plan.

Generally, when a participant retires, both the Pension Plan and the Supplemental Plan will pay to the participant benefits in the form of equal monthly installments for such participant’s life unless the participant elects to have his retirement benefits payable under one of several optional forms of payment. The benefits are based on compensation and years of service and are taxable to the participant. The normal retirement age defined in the plan is 65.

Director Compensation

All of the members of the Board of Directors of the Corporation also serve on the Bank’s Board of Directors. Each Board member is compensated for his board services by the Bank. The annual director fees for the Chairman, Vice Chairman, and each director are $12,000, $8,400, and $6,000, respectively. In addition, directors are paid $400 for each Board meeting attended and $200 for each committee meeting attended (committee meeting attendance fees are paid only to outside directors). There is currently one retired director emeritus. A retired director emeritus at age 70 with at least seven years of directorship service is compensated $3,600 per year for five years. Directors could contribute their directors’ fees to the Corporation’s stock purchase plan described in “Retirement and Other Benefits - Stock Purchase Plan” and receive common stock of the Corporation with an aggregate value of two times their contribution.

The Corporation has a voluntary deferred compensation plan (the “Deferred Compensation Plan”) for the Board of Directors administered by an insurance company. The Deferred Compensation Plan stipulates that if a director participates in the Deferred Compensation Plan for four years, the Corporation will pay the director future monthly income for ten years beginning at normal retirement age, and the Corporation will make specified monthly payments to the director’s beneficiaries in the event of his or her death prior to the completion of such ten-year payments. The Deferred Compensation Plan is funded by life insurance policies, with the Corporation as the named beneficiary. This Deferred Compensation Plan is closed to new director enrollment and participation. The only current participant is Richard L. Moss.

The following table summarizes 2013 non-employee director compensation. There were no option or stock awards granted to directors for 2013, and directors do not participate in the Pension Plan or receive any non-qualified deferred compensation. Mr. Drew and Mr. Cole were the only employees on the Board of Directors for 2013 and their compensation for that service is described in “Executive Compensation – Summary Compensation Table”. The Corporation believes that the total level of compensation for directors is reasonably comparable with other small publicly traded community bank holding companies.

Director Compensation Table

	Fees Earned	All Other
Name	or Paid in Cash	Compensation	Total
Cecil H. Barber	$15,950	$15,050	$31,000
Michael J. McLean	28,350	15,050	43,400
Richard L. Moss	15,950	15,050	31,000
Roy H. Reeves	24,150	15,050	39,200
Johnny R. Slocumb	16,550	15,050	31,600
M. Lane Wear	15,350	15,050	30,400
Marcus R. Wells	22,550	15,050	37,600

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Corporation has a written related person transaction policy that governs the review, approval and ratification of any transaction that would be required to be disclosed by the Corporation pursuant to Item 404 of Regulation S-K under the Securities Act of 1933. The Board of Directors or the Audit Committee must approve all such transactions under the policy.

The Bank from time to time has had, and expects to have in the future, banking transactions in the ordinary course of business with officers and directors of the Corporation and other related persons, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated third parties. Such transactions have not involved more than the normal risk of collectibility or presented other unfavorable features. At December 31, 2013, loans to officers, directors, and principal shareholders of the Corporation and the Bank and to other related persons amounted to $1,730,000. Also, during 2013, directors and executive officers had approximately $3,921,000 in deposits with the Bank.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee operates pursuant to an Audit Committee Charter (“the Charter”) that was adopted by the Board of Directors on May 24, 2000, and revised on July 23, 2003. The Corporation’s management is responsible for its internal accounting controls and the financial reporting process. The Corporation’s independent accountants, TJS Deemer Dana LLP formerly known as Thigpen, Jones, Seaton & Company, P.C. (“TJS DD”), are responsible for performing an audit of the Corporation’s consolidated financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board and for expressing an opinion as to their conformity with generally accepted accounting principles. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee was involved with the selection process and the approval of TJS DD as the Corporation’s principal independent auditors. Also, the Audit Committee has approved TJS DD to provide non-audit services related to improving the Corporation’s internal audit program and performing an information technology audit.

In keeping with its responsibilities, the Audit Committee has reviewed and discussed the Corporation’s audited consolidated financial statements with management and the independent accountants. The Audit Committee has discussed with the Corporation’s independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committee,” as currently in effect. In addition, the Audit Committee has received the written disclosures from the independent accountants required by Independence Standards Board Standard No.1, “Independence Discussions with Audit Committees,” and has discussed with the independent accountants their independence. The Audit Committee has considered whether the provision of non-audit services by the independent auditors is compatible with maintaining their independence.

The Audit Committee also discussed with management and the auditors the quality and adequacy of the Corporation’s internal controls over financial reporting and the internal audit function’s organization, responsibilities, budget, and staffing.

Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Corporation’s financial statements has been carried out in accordance with standards of the Public Company Accounting Oversight Board, that the financial statements are presented in accordance with generally accepted accounting principles or that the Corporation’s auditors are in fact “independent”.

Based on the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of the Corporation be included in the Annual Report on Form 10-K for the year ending December 31, 2013, for filing with the SEC.

This report is respectfully submitted by the Audit Committee of the Board of Directors.

Richard L. Moss	M. Lane Wear
Johnny R. Slocumb	Cecil Barber

PROPOSAL 2: APPROVAL OF 2013 OMNIBUS INCENTIVE PLAN

On December 18, 2013, the Board of Directors adopted the 2013 Omnibus Incentive Plan (the “Incentive Plan”), subject to shareholder approval at the 2014 Annual Meeting. The full text of the Incentive Plan is attached as Appendix I to this Proxy Statement. The following is a summary of the material provisions of the Incentive Plan. For a complete description, please read the Incentive Plan in its entirety, a copy of which is attached to this Proxy Statement as Appendix I and incorporated herein by reference.

Purpose

We established the Incentive Plan to attract, retain and motivate our employees, consultants, advisors and directors, to promote the success of our business by linking their personal interests to those of our shareholders and to encourage stock ownership on the part of management. The Incentive Plan permits the grant of awards in the form of (i) stock options (“Options”), which includes both incentive stock options (“ISOs”) and non-qualified stock options (“NQSOs”), (ii) stock appreciation rights (“SARs”), (iii) restricted stock awards (“Restricted Stock Awards”), (iv) restricted stock units (“RSUs”), (v) incentive awards (“Incentive Awards”), (vi) other stock-based awards (“Stock-Based Awards”), (vii) dividend equivalents (“Dividend Equivalents”) and (viii) cash-based awards (“Cash Awards”).

Administration

The Incentive Plan is administered by our Personnel Committee (referred to as the “Compensation Committee” in the Incentive Plan), which has the authority to grant awards to such persons and upon such terms and conditions (not inconsistent with the provisions of the Incentive Plan) as it may consider appropriate. Our Personnel Committee may act through subcommittees or, with respect to awards granted to individuals who are not subject to the reporting and other provisions of Section 16 of the Securities Exchange Act of 1934, who are not Named Executive Officers (as defined in the Incentive Plan) subject to Section 162(m) of the Code, with respect to performance-based awards, and who are not members of our Board of Directors or the board of directors of our Affiliates (as defined in the Incentive Plan), delegate to one or more executive officers all or part of its duties with respect to such awards. Our Personnel Committee may, at its discretion, accelerate the time at which any award may be exercised, become transferable or nonforfeitable or become earned and settled including without limitation (i) in the event of the participant’s death, disability, retirement or involuntary termination of employment or service (including a voluntary termination of employment or service for good reason) or (ii) in connection with a Change in Control (as defined in the Incentive Plan). Our Personal Committee has the authority to make all other determinations necessary or advisable to administer the Incentive Plan. The decisions and determinations of the Personnel Committee or its delegate(s) in the administration of the Incentive Plan and on any other matters concerning the Incentive Plan are conclusive and final. We will bear all expenses of administering the Incentive Plan.

Eligibility

Any of our employees or service providers, employees or service providers of our Affiliates, and non-employee members of our Board of Directors or of any board of directors of our Affiliates is eligible to receive an award under the Incentive Plan, except that ISOs may only be granted to our employees or those of our Affiliates. There are approximately 120 directors, employees, consultants and advisors of ours who would potentially be eligible to receive awards under the Incentive Plan at this time, subject to being selected by the Personnel Committee, as described above. Since each director and executive officer is eligible to participate in the Incentive Plan, each may be deemed to have a substantial interest in the outcome of this proposal. In determining which individuals shall receive grants of equity awards and the amount of such equity awards to be granted to any recipient, the Personnel Committee will take into consideration the nature of the services rendered by the recipient, the recipient’s potential contribution to our long-term success and any other factors the Personnel Committee deems relevant.

Authorized Shares

Under the Incentive Plan, we may issue a maximum aggregate of 125,000 shares of common stock, all of which may be issued pursuant to Options, SARs, Restricted Stock Awards, RSUs, Incentive Awards, Stock-Based Awards and/or Dividend Equivalents. Each share issued in connection with an award will reduce the number of shares available under the Incentive Plan by one. Shares relating to awards that are terminated by expiration, forfeiture, cancellation or otherwise without issuance of shares of common stock, settled in cash in lieu of shares, or exchanged prior to the issuance of shares for awards not involving shares, will again be available for issuance under the Incentive Plan. Shares relating to awards that are not issued as a result of (i) a net exercise or settlement of an award, (ii) tendered or withheld to pay the exercise price or purchase price of an award or withholding taxes (iii) repurchased on the open market with the proceeds of the exercise or purchase price of an award, and (iv) settlement of stock-settled SARs will all again be available for issuance under the Incentive Plan.

The maximum number of shares of common stock that may be issued pursuant to awards, the individual calendar year limits on awards and the terms of the outstanding awards will be adjusted as is equitably required in the discretion of the Personnel Committee in the event of (i) any payment of a stock dividend in respect of the common stock, (ii) any recapitalization, reclassification, split-up or consolidation of or other change in the common stock, or (iii) any exchange of the outstanding shares of common stock in connection with a merger, consolidation or other reorganization of or involving us or a sale by us of all or a portion of our assets, for a different number or class of shares of stock or other securities of ours or for shares of stock or other securities of any other corporation. Except as set forth above, our issuance of shares of stock of any class of securities convertible into shares of stock of any class, and of shares of stock of any class for cash or property or labor or services, shall not affect the number of common stock that may be issued pursuant to awards, the individual calendar year limits on awards or the terms of any outstanding awards granted pursuant to the Incentive Plan.

Written Agreements

All awards granted under the Incentive Plan will be governed by separate written agreements between the participants and us. The written agreements will specify the terms of the particular awards.

Transferability

Generally, an award is non-transferable except by will or the laws of descent and distribution, and during the lifetime of the participant to whom the award is granted, the award may only be exercised by, or payable to, the participant. However, the Personnel Committee may provide that awards, other than ISOs or a corresponding SAR that is related to an ISO, may be transferred by a participant to immediate family members or trusts or other entities on behalf of the Participant and/or family members or for charitable donations. Any such transfer will be permitted only if (i) the participant does not receive any consideration for the transfer and (ii) the Personnel Committee expressly approves the transfer. The holder of the transferred award will be bound by the same terms and conditions that governed the award during the period that it was held by the participant, except that such transferee may only transfer the award by will or the laws of descent and distribution.

Effective Date

The Incentive Plan became effective on December 18, 2013, the date of its adoption by the Board of Directors, subject to shareholder approval. Equity awards, other than Restricted Stock Awards, may be granted under the Incentive Plan after its adoption by the Board of Directors, provided that no award will become exercisable, nonforfeitable or payable unless our shareholders approve the Incentive Plan within 12 months after its adoption by the Board of Directors. Restricted Stock Awards may only be granted after the shareholders approve the Incentive Plan.

Maximum Award Period

No award shall be exercisable or become vested or payable more than ten years after the date of grant. An ISO granted to a Ten Percent Shareholder (as defined in the Incentive Plan) or a corresponding SAR that relates to such an ISO may not be exercisable more than five years after the date of grant.

Compliance with Applicable Law

No award shall be exercisable, vested or payable except in compliance with all applicable federal and state laws and regulations (including, without limitation, tax and securities laws), any listing agreement with any stock exchange to which we are a party, and the rules of all domestic stock exchanges on which our shares may be listed.

Payment

The exercise or purchase price of an award, and any taxes required to be withheld with respect to an award, may be paid in cash or, if the written agreement so provides, the Personnel Committee may allow a participant to pay all or part of the exercise or purchase price, and any required withholding taxes, by tendering shares of common stock already owned by the participant, through a broker-assisted cashless exercise, by means of “net exercise” procedure, by any other medium of payment specified by the Personnel Committee in an applicable agreement, or any combination of the foregoing.

Shareholder Rights

No participant shall have any rights as our shareholder as a result of issuance of an award until the award is settled by the issuance of common stock (other than a Restricted Stock Award or RSUs for which certain shareholder rights may be granted as of the grant date).

Forfeiture Provisions

Awards do not confer upon any individual any right to continue in our employ or service or in the employ or service of our Affiliates. All rights to any award that a participant has will be immediately forfeited if the participant is discharged from employment or service for Cause (as defined in the Incentive Plan).

Miscellaneous Provisions

No right or interest of a participant in any award will be subject to any lien, obligation or liability of the participant. The laws of the State of Georgia govern the Incentive Plan. The Incentive Plan is unfunded, and we do not intend to segregate any assets for grants of awards under the Incentive Plan.

Types of Awards

Options. Both ISOs and NQSOs may be granted under the Incentive Plan. Our Personnel Committee determines the eligible individuals to whom grants of Options will be made, the number of shares subject to each Option, the exercise price per share, the time or times at which the Option may be exercised, whether any performance or other conditions must be satisfied before a participant may exercise an Option, the method of payment by the participant, the method of delivery of shares to a participant, whether the Option is an ISO or a NQSO, and all other terms and conditions of the award. However, the exercise price of an Option may not be less than the fair market value of a share of common stock on the date the Option is granted. No participant may be granted ISOs (under the Incentive Plan and all plans of ours or our Affiliates) that are first exercisable in any calendar year for shares of common stock having an aggregate fair value (determined on the date of grant) that exceeds $100,000. With respect to an ISO granted to a participant who is a Ten Percent Shareholder (as defined in the Incentive Plan), the exercise price per share may not be less than 110 percent of the fair market value of the common stock on the date the Option is granted. At the Personnel Committee’s discretion, an Option may be granted with or without a corresponding SAR (as defined below).

SARs. A SAR entitles the participant to receive, upon exercise, the excess of the fair market value on that date of each share of common stock subject to the exercised portion of the SAR over the fair market value of each such share on the date of the grant of the SAR. A SAR can be granted alone or in tandem with an Option. A SAR granted in tandem with an Option is called a corresponding SAR and entitles the participant to exercise the Option or the SAR, at which time the other tandem award expires with respect to the number of shares being exercised. The Personnel Committee is authorized to determine the eligible individuals to whom grants of SARs will be made, the number of shares of common stock covered by the grant, the time or times at which a SAR may be exercised and all other terms and conditions of the SAR. However, no participant may be granted corresponding SARs that are related to ISOs (under the Incentive Plan and all plan of ours or our Affiliates) which are first exercisable in any calendar year for shares of common stock having an aggregate fair market value (determined on the date of grant) that exceeds $100,000.

Restricted Stock Awards and RSUs. A Restricted Stock Award is the grant or sale of shares of common stock, which may be subject to forfeiture for a period of time or subject to certain conditions. An RSU entitles the participant to receive, upon vesting, shares of our common stock. We will deliver to the participant one share of common stock for each RSU that becomes earned and payable. With regard to Restricted Stock Awards, the Personnel Committee is authorized to determine the eligible individuals to whom grants will be made, the number of shares subject to such grants, the purchase price, if any, to be paid for each share subject to the award of restricted stock, the time or times at which the restrictions will terminate, and all other terms and conditions of the restricted stock. With regards to RSUs, the Personnel Committee is authorized to determine the eligible individuals to whom grants will be made, the number of shares subject to such grants and the vesting conditions entitling a participant to settlement of the RSUs.

Incentive Awards. An Incentive Award entitles the participant to receive cash, common stock or any combination of cash and common stock when certain conditions are met. The Personnel Committee has the authority to determine the eligible individuals to whom grants will be made and all other terms and conditions of the Incentive Award.

Stock-Based Awards. Stock-Based Awards may be denominated or payable in, valued by reference to or otherwise based on shares of common stock, including awards convertible or exchangeable into shares of common stock (or the cash value thereof) and common stock purchase rights and awards valued by reference to the fair market value of the common stock. The Personnel Committee has the authority to determine the eligible individuals to whom grants will be made and all other terms and conditions of Stock-Based Awards. However, the purchase price for the common stock under any Stock-Based Award in the nature of a purchase right may not be less than the fair market value of a share of common stock as of the date the award is granted.

Our Personnel Committee is also authorized under the Incentive Plan to grant shares of common stock as a bonus, or to grant shares of common stock or other awards in lieu of any of our obligations or of our Affiliates to pay cash or to deliver other property under the Incentive Plan or under any other of our plans or compensatory arrangements or any of our Affiliates.

Dividend Equivalents. Our Personnel Committee may also grant Dividend Equivalents under the Incentive Plan. A Dividend Equivalent is an award that entitles the participant to receive cash, shares of common stock, other awards or other property equal in value to all or a specified portion of dividends paid with respect to shares of our common stock. The Personnel Committee is authorized to determine the eligible individuals to whom grants will be made and all other terms and conditions of the Dividend Equivalents. However, no Dividend Equivalents may be awarded with an Option, SAR or Stock-Based Award in the nature of purchase rights nor may they become payable with respect to any awards that are to become nonforfeitable and transferable or earned and payable based upon performance conditions unless and until the performance conditions are satisfied, and, if determined by the Personnel Committee and set forth in the applicable agreement, any such Dividend Equivalents may accumulate (without interest) and become payable to the participant at the time, and only to the extent that, the applicable award has become nonforfeitable and transferable or earned and payable upon satisfaction of the relevant performance conditions.

Cash Awards. A Cash Award entitles the participant to receive a specified dollar amount when certain conditions are met. The Personnel Committee is authorized to grant Cash Awards as an element of or as a supplement to any other award under the Plan or as a stand-alone award, and may prescribe that such award will be earned and become payable subject to certain conditions.

Material Terms of Performance-Based Awards

Awards that are granted to Named Executive Officers (as defined in the Incentive Plan) are potentially subject to the tax deduction limitations of Section 162(m) of the Code. The limitations of Section 162(m) of the Code do not apply, however, to performance-based compensation that meets certain requirements, including shareholder approval of the eligibility requirements, business criteria for performance goals and individual award limits of the Incentive Plan pursuant to which such awards are made.

Award Limits. In any calendar year, no participant may be granted awards that relate to more than 5,000 shares of common stock. For these purposes, an Option and its corresponding SAR will be counted as a single award. For any award stated with reference to a specific dollar limit, the maximum amount payable with respect to any 12-month performance period to any one participant is $100,000 (pro-rated up or down for performance periods greater or less than 12 months). Award limits that are expressed as a number of shares are subject to the adjustment provisions of the Incentive Plan as described below.

Performance Criteria. Our Personnel Committee has the discretion to establish objectively determinable performance conditions for when awards will become vested, exercisable and payable. Objectively determinable performance conditions generally are performance conditions (a) that are established in writing (i) at the time of the grant or (ii) no later than the earlier of (x) 90 days after the beginning of the period of service to which they relate and (y) before the lapse of 25 percent of the period of service to which they relate; (b) that are uncertain of achievement at the time they are established and (c) the achievement of which is determinable by a third party with knowledge of the relevant facts. These performance conditions may be based on one or any combination of metrics related to our financial, market or business performance. The form of the performance conditions also may be measured on a company, affiliate, division, business unit or geographic basis, individually, alternatively or in any combination, subset or component thereof. Performance goals may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure of the selected performance conditions. Profits, earnings and revenues used for any performance condition measurement may exclude any extraordinary or nonrecurring items. The performance conditions may, but need not, be based upon an increase or positive result under the aforementioned business criteria and could include, for example and not by way of limitation, maintaining the status quo or limiting the economic losses (measured, in each case, by reference to the specific business criteria).

An award that is intended to become exercisable, vested or payable on the achievement of performance conditions means that the award will not become exercisable, vested or payable solely on mere continued employment or service. However, such an award, in addition to performance conditions, may be subject to continued employment or service by the participant. The performance conditions may include any or any combination of the following: (a) revenue, (b) earnings before interest, taxes, depreciation and amortization, or EBITDA, (c) cash earnings (earnings before amortization of intangibles), (d) operating income, (e) pre-or after-tax income, (f) earnings per share, (g) net cash flow, (h) net cash flow per share, (i) net earnings, (j) return on equity, (k) return on total capital, (l) return on sales, (m) return on net assets employed, (n) return on assets or net assets, (o) share price performance, (p) total shareholder return, (q) improvement in or attainment of expense levels, (r) improvement in or attainment of working capital levels, (s) net sales, (t) revenue growth or product revenue growth, (u) operating income (before or after taxes), (v) pre-or after-tax income (before or after allocation of corporate overhead and bonus), (w) earnings per share; (x) return on equity, (y) appreciation in and/or maintenance of the price of the shares of Common, (z) market share, (aa) gross profits, (bb) comparisons with various stock market indices; (cc) reductions in cost, (dd) cash flow or cash flow per share (before or after dividends), (ee) return on capital (including return on total capital or return on invested capital), (ff) cash flow return on investments; (gg) improvement in or attainment of expense levels or working capital levels, and/or (hh) shareholder equity.

The foregoing performance conditions represent the criteria on which performance goals may be based under the Incentive Plan for awards that are intended to qualify for the “qualified performance-based compensation” exception to Section 162(m) of the Code. At its sole discretion, our Personnel Committee may grant an award that is subject to the achievement or satisfaction of performance conditions that are not set forth in the Incentive Plan to the extent our Personnel Committee does not intend for such award to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

Our Personnel Committee has the discretion to select one or more periods of time over which the attainment of one or more of the foregoing performance conditions will be measured for the purpose of determining when an award will become vested, exercisable or payable. The Personnel Committee has the authority to adjust goals and awards in the manner set forth in the Incentive Plan.

Change in Control. In the event of a Change in Control (as defined in the Incentive Plan) and, with respect to awards that are subject to Section 409A of the Code (“409A Awards”), only to the extent permitted by Section 409A of the Code, our Personnel Committee in its discretion may, on a participant-by-participant basis (i) terminate on the Control Change Date (as defined in the Incentive Plan) all unvested and unexercised Options, SARs or Stock-Based Awards in the nature of purchase rights without any payment therefore, after giving the participant at least seven days written notice of such actions, (ii) terminate on the Control Change Date any outstanding Restricted Stock Awards, Restricted Stock Units, Incentive Awards, Stock-Based Awards not in the nature of purchase rights and Dividend Equivalents previously granted under the Plan that are not then nonforfeitable and transferable or earned and payable without any payment to the participant, (iii) cancel any portion of an outstanding award that remains unexercised or is subject to restriction or forfeiture in exchange for a cash payment to the participant of the value of the award, (iv) take such other action as the Personnel Committee deems to be reasonable under the circumstances to permit the participant to realize the value of the outstanding award, or (v) require that the award be assumed by the successor corporation or replaced with interests of an equal value in the successor corporation. The Personnel Committee reserves the discretion to accelerate the exercisability, vesting or settlement of an award in the event of a Change in Control.

Amendment and Termination

The Incentive Plan expires ten years after its effective date, unless terminated earlier by our Board. Any award that is outstanding as of the date the Incentive Plan expires will continue in force according to the terms set out in the award agreement. Our Board may terminate, amend or modify the Incentive Plan at any time. However, shareholder approval may be required for certain types of amendments under applicable law or regulatory authority. Except as may be provided in an award agreement or the Incentive Plan, no amendment to the Incentive Plan may adversely affect the terms and conditions of any existing award in any material way without the participant’s consent.

An amendment will be contingent on approval of our shareholders, to the extent required by law, by the rules of any stock exchange on which our securities are then traded or if the amendment would (i) increase the benefits accruing to participants under the Incentive Plan, including without limitation, any amendment to the Incentive Plan or any agreement to permit a re-pricing or decrease in the exercise price of any outstanding awards, (ii) increase the aggregate number of shares of common stock that may be issued under the Incentive Plan, (iii) modify the requirements as to eligibility for participation in the Incentive Plan or (iv) change the stated performance conditions for performance-based compensation within the meaning of Section 162(m) of the Code. Additionally, to the extent the Personnel Committee deems necessary for the Incentive Plan to continue to grant awards that are intended to comply with the performance-based exception to the deduction limits of Section 162(m) of the Code, the Personnel Committee will submit the material terms of the stated performance conditions to our shareholders for approval no later than the first shareholder meeting that occurs in the fifth year following the year in which our shareholders previously approved the performance goals.

Material U.S. Federal Income Tax Consequences

The following is a brief summary of the U.S. federal income tax consequences of the Incentive Plan generally applicable to the Corporation and to participants in the Incentive Plan. The summary is based on the Code, applicable regulations of the U.S. Department of the Treasury and administrative and judiciary interpretations thereof, each as in effect on the date of this Proxy Statement and, therefore, is subject to future changes in the law, possibly with retroactive effect. This summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

ISOs. A participant will not recognize taxable income on the grant or exercise of an ISO (although the excess of the fair market value of the common stock over the exercise price will be included for alternative minimum tax purposes). A participant will recognize taxable income when he or she disposes of the shares of common stock acquired under the ISO. If the disposition occurs more than two years after the grant of the ISO and more than one year after its exercise (i.e., the ISO holding period), the participant will recognize long-term capital gain (or loss) to the extent the amount realized from the disposition exceeds (or is less than) the participant’s tax basis in the shares of common stock.

A participant’s tax basis in the common stock generally will be the amount the participant paid for the stock. If common stock acquired under an ISO is disposed of before the expiration of the ISO holding period described above, the participant will recognize as ordinary income in the year of the disposition the excess of the fair market value of the common stock on the date of exercise of the ISO over the exercise price. Any additional gain will be treated as long-term or short-term capital gain, depending on the length of time the participant held the shares. Special rules apply if a participant pays the exercise price by delivery of common stock. We will not be entitled to a federal income tax deduction with respect to the grant or exercise of an ISO. However, in the event a participant disposes of common stock acquired under an ISO before the expiration of the ISO holding period described above, we generally will be entitled to a federal income tax deduction equal to the amount of ordinary income the participant recognizes.

NQSOs. A participant will not recognize any taxable income on the grant of a NQSO. On the exercise of a NQSO, the participant will recognize as ordinary income the excess of the fair market value of the common stock acquired over the exercise price. A participant’s tax basis in the common stock is the amount paid plus any amounts included in income on exercise. Special rules apply if a participant pays the exercise price by delivery of common stock. The exercise of a NQSO generally will entitle us to claim a federal income tax deduction equal to the amount of ordinary income the participant recognizes.

SARs. A participant will not recognize any taxable income at the time SARs are granted. The participant at the time of receipt will recognize as ordinary income the amount of cash and the fair market value of the common stock that he or she receives. We generally will be entitled to a federal income tax deduction equal to the amount of ordinary income the participant recognizes.

Restricted Stock Awards and RSUs. With regard to Restricted Stock Awards, a participant will recognize ordinary income on account of a Restricted Stock Award on the first day that the shares are either transferable or not subject to a substantial risk of forfeiture. The ordinary income recognized will equal the excess of the fair market value of the common stock on such date over the price, if any, paid for the stock. However, even if the shares under a Restricted Stock Award are both nontransferable and subject to a substantial risk of forfeiture, the participant may make a special “83(b) election” to recognize income, and have his or her tax consequences determined, as of the date the Restricted Stock Award is made. The participant’s tax basis in the shares received will equal the income recognized plus the price, if any, paid for the Restricted Stock Award. We generally will be entitled to a federal income tax deduction equal to the ordinary income the participant recognizes. With regard to RSUs, the participant will not recognize any taxable income at the time RSUs are granted. When the terms and conditions to which the RSUs are subject have been satisfied and the RSUs are paid, the participant will recognize as ordinary income the fair market value of the common stock he or she receives. We generally will be entitled to a federal income tax deduction equal to the ordinary income the participant recognizes subject to the deduction conditions and limits applicable under Section 162(m) of the Code.

Incentive Awards. A participant will not recognize any taxable income at the time an Incentive Award is granted. When the terms and conditions to which an Incentive Award is subject have been satisfied and the award is paid, the participant will recognize as ordinary income the amount of cash and the fair market value of the common stock he or she receives. We generally will be entitled to a federal income tax deduction equal to the amount of ordinary income the participant recognizes, subject to the deduction conditions and limits applicable under Section 162(m) of the Code.

Stock-Based Awards. A participant will recognize ordinary income on receipt of cash or shares of common stock paid with respect to a Stock-Based Award. We generally will be entitled to a federal tax deduction equal to the amount of ordinary income the participant recognizes subject to the deduction conditions and limits applicable under Section 162(m) of the Code.

Dividend Equivalents. A participant will recognize as ordinary income the amount of cash and the fair market value of any common stock he or she receives on payment of the Dividend Equivalents. To the extent the Dividend Equivalents are paid in the form of other awards, the participant will recognize income as otherwise described herein. We generally will be entitled to a federal tax deduction equal to the amount of ordinary income the participant recognizes subject to the deduction conditions and limits applicable under Section 162(m) of the Code.

Cash Awards. A participant will recognize as ordinary income the amount of cash he or she receives on payment of the Cash Award. We generally will be entitled to a federal income tax deduction equal to the amount of ordinary income the participant recognizes, subject to the deduction conditions and limits applicable under Section 162(m) of the Code.

Limitation on Deductions. Section 162(m) of the Code generally precludes a tax deduction by any publicly-held company for compensation paid to any “covered employee” to the extent the compensation paid to such covered employee exceeds $1 million during any taxable year of the company. “Covered employees” include the Chief Executive Officer of the company and the three other highest paid officers of the company (other than the Chief Executive Officer or the Chief Financial Officer). The $1 million deduction limit, however, does not apply to “qualified performance-based compensation” that is based on the attainment of pre-established, objective performance goals established under a shareholder-approved plan.

Other Tax Rules. The Incentive Plan is designed to enable our Personnel Committee to structure awards that will not be subject to Section 409A of the Code, which imposes certain restrictions and requirements on deferred compensation. However, our Personnel Committee may grant awards that are subject to Section 409A of the Code. In that case, the terms of such 409A Award will be (a) subject to the deferral election requirements of Section 409A of the Code; and (b) may only be paid upon a separation from service, a set time, death, disability, a change in control or an unforeseeable emergency, each within the meanings of Section 409A of the Code. Our Personnel Committee shall not have the authority to accelerate or defer a 409A Award other than as permitted by Section 409A of the Code. Moreover, any payment on a separation from service of a Specified Employee (as defined in the Incentive Plan) will not be made until six months following the participant’s separation from service (or upon the participant’s death, if earlier) as required by Section 409A of the Code.

Past and Future Awards

Awards Under the Incentive Plan

As of April 7, 2014, the Personnel Committee has not granted any awards under the Incentive Plan. Any future awards under the Incentive Plan will be made at the discretion of the Personnel Committee. Consequently, we cannot determine, with respect to any particular person or group, the number or value of the awards that will be granted in the future pursuant to the Incentive Plan.

Vote Required

The affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting is required to approve the Incentive Plan.

Recommendation

The Board of Directors unanimously recommends a vote “FOR” Proposal 2.

PROPOSAL 3: APPROVAL OF ADVISORY RESOLUTION SUPPORTING

THE COMPENSATION PLAN FOR EXECUTIVE OFFICERS

General

Pursuant to Section 14A of the Securities Exchange Act of 1934, the Corporation is asking its shareholders to vote, on an advisory basis, on the compensation of its Named Executive Officers as described in this Proxy Statement. This proposal, commonly known as a “say on pay” proposal, gives the Corporation’s shareholders the opportunity to express their views on the compensation of the Corporation’s Named Executive Officers.

Compensation Program and Philosophy

Our executive compensation program is designed to attract, reward and retain key employees, including our Named Executive Officers, who are critical to the Corporation’s long-term success. Shareholders are urged to read the “Executive Compensation” section of this Proxy Statement for greater detail about the Corporation’s executive compensation programs, including information about the fiscal year 2013 compensation of the Named Executive Officers.

The Corporation is asking the shareholders to indicate their support for the compensation of the Corporation’s Named Executive Officers as described in this Proxy Statement by voting in favor of the following resolution:

“RESOLVED, that the shareholders approve the compensation of the Named Executive Officers, as described in the “Executive Compensation” section of this Proxy Statement, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables, notes and narratives.”

Even though this say on pay vote is advisory and therefore will not be binding on the Corporation, the Personnel Committee and the Board of Directors value the opinions of the Corporation’s shareholders. Accordingly, to the extent there is a significant vote against the compensation of the Named Executive Officers, the Board of Directors will consider the shareholders’ concerns and the Personnel Committee will evaluate what actions may be necessary or appropriate to address those concerns.

Vote Required

The affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting is required to approve, on an advisory basis, the “say on pay” resolution supporting the compensation plan for the executive officers.

Recommendation

The Board of Directors unanimously recommends a vote “FOR” Proposal 3.

PROPOSAL 4: RATIFICATION OF TJS DEEMER DANA, LLP

AS INDEPENDENT AUDITORS FOR 2014

TJS DD was the principal independent public accountant for the Corporation during the years ended December 31, 2013 and 2012. Representatives of TJS DD are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions. Subject to the vote of the shareholders, the Corporation anticipates that TJS DD will be the Corporation’s accountants for the current fiscal year.

Recommendation

The Board of Directors unanimously recommends that you vote “FOR” the ratification of TJS DD as independent auditors for 2014.

INFORMATION CONCERNING THE CORPORATION’S ACCOUNTANTS

Audit Fees

The aggregate fees billed for professional services by TJS DD for the audit of the Corporation and a review of Empire’s annual financial statements and reviews of the Corporation’s quarterly financial statements for 2013 and 2012 were $58,041 and $64,177, respectfully.

Audit-Related Fees

The aggregate fees billed for professional services by TJS DD for an agreed upon procedural review of the trust division and of the Bank’s loan portfolio for 2013 and 2012 were $10,027 and $9,550, respectively. Other professional services billed for by TJS DD were for a Bank Secrecy Act procedures review of $4,400 in 2013 and $4,190 in 2012, and Asset and Liability Management procedures review of $2,199 in 2013 and $0 in 2012.

Tax Fees

The aggregate fees billed for professional services by TJS DD for tax compliance for 2013 and 2012 were $2,431 and $5,815, respectively.

All Other Fees

The aggregate fees billed for professional services by TJS DD for the Corporation in 2013 were the Pension Plan audit of $5,774, 401(k) Plan audit of $5,209, and the information technology audit of $4,255. In 2012, the services performed and fees billed for the Pension Plan audit, 401(k) Plan audit, and information technology audit were $5,499, $4,961 and $4,052, respectively.

The Audit Committee approves all audit and non-audit services performed by the Corporation’s independent public accountant.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, each executive officer, director and beneficial owner of 10% or more of the Corporation’s common stock is required to file certain forms with the SEC. Based solely on its review of the copies of such reports received by the Corporation, or written representations from certain reporting persons, the Corporation believes that during the last fiscal year all Section 16 filing requirements applicable to its reporting persons were fulfilled.

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Any proposals of shareholders or recommendations for director nominees intended to be presented at the Corporation’s 2014 Annual Meeting must be received by December 17, 2014, in order to be eligible for inclusion in the Corporation’s Proxy Statement and Proxy for that meeting. The Corporation must be notified of any other matter intended to be presented by a shareholder at the 2014 Annual Meeting no later than February 27, 2015.

SHAREHOLDER COMMUNICATIONS

The Board of Directors maintains a process for shareholders to communicate with the Board of Directors. Shareholders wishing to communicate with the Board of Directors should send any communication in writing to Mr. George R. Kirkland, Southwest Georgia Financial Corporation, P. O. Box 3488, Moultrie, GA 31776-3488. Any such communication should state the number of shares beneficially owned by the shareholder making the communication. The communication will be forwarded to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is illegal or otherwise inappropriate.

OTHER MATTERS THAT MAY COME BEFORE THE MEETING

Management of the Corporation knows of no matters other than those stated above that are to be brought before the Annual Meeting. If any other matters should be presented for consideration and voting, however, it is the intention of the persons named as proxies in the enclosed Proxy to vote in accordance with their judgment as to what is in the best interest of the Corporation.

By order of the Board of Directors,

DeWitt Drew

President and

Chief Executive Officer

April [17], 2014

APPENDIX I

SOUTHWEST GEORGIA FINANCIAL CORPORATION

2013 OMNIBUS INCENTIVE PLAN

TABLE OF CONTENTS

ARTICLE I DEFINITIONS

1.01 409A Award

1.02 Affiliate

1.03 Agreement

1.04 Appreciation Award

1.05 Award

1.06 Board

1.07 Cash Award

1.08 Cause

1.09 Change in Control

1.10 Code

1.11 Committee

1.12 Common Stock

1.13 Company

1.14 Control Change Date

1.15 Corresponding SAR

1.16 Disability

1.17 Dividend Equivalent

1.18 Exchange Act

1.19 Fair Market Value

1.20 Full Value Award

1.21 Incentive Award

1.22 Incumbent Board

1.23 Initial Value

1.24 Named Executive Officer

1.25 Non-409A Award

1.26 Option

1.27 Other Stock-Based Award

1.28 Participant

1.29 Plan

1.30 Person

1.31 Restricted Stock Award

1.32 Restricted Stock Unit

1.33 Retirement

1.34 SAR

1.35 Ten Percent Shareholder

1.36 Termination Date

ARTICLE II PURPOSES

ARTICLE III TYPES OF AWARDS

ARTICLE IV ADMINISTRATION

4.01 General Administration

4.02 Delegation of Authority

 4.03 Indemnification of Committee

ARTICLE V ELIGIBILITY

ARTICLE VI COMMON STOCK SUBJECT TO PLAN

6.01 Common Stock Issued

6.02 Aggregate Limit

6.03 Individual Limit

6.04 Share Counting

ARTICLE VII OPTIONS

7.01 Grant

7.02 Option Price

7.03 Maximum Term of Option

7.04 Exercise

7.05 Payment

7.06 Shareholder Rights

7.07 Disposition of Shares

7.08 No Liability of Company

ARTICLE VIII SARS

8.01 Grant

8.02 Maximum Term of SAR

8.03 Exercise

8.04 Settlement

8.05 Shareholder Rights

ARTICLE IX RESTRICTED STOCK AWARDS

9.01 Award

9.02 Payment

9.03 Vesting

9.04 Maximum Restriction Period

9.05 Shareholder Rights

ARTICLE X RESTRICTED STOCK UNITS

10.01 Grant

10.02 Earning the Award

10.03 Maximum Restricted Stock Unit Award Period

10.04 Payment

10.05 Shareholder Rights

ARTICLE XI INCENTIVE AWARDS

11.01 Grant

11.02 Earning the Award

11.03 Maximum Incentive Award Period

11.04 Payment

11.05 Shareholder Rights

ARTICLE XII OTHER STOCK-BASED AWARDS

12.01 Other Stock-Based Awards

12.02 Bonus Stock and Awards in Lieu of Other Obligations

ARTICLE XIII DIVIDEND EQUIVALENTS AND CASH AWARDS

13.01 Dividend Equivalents

13.02 Cash Awards

ARTICLE XIV TERMS APPLICABLE TO ALL AWARDS

14.01 Written Agreement

14.02 Nontransferability

14.03 Transferable Awards

14.04 Participant Status

14.05 Change in Control

14.06 Stand-Alone, Additional, Tandem and Substitute Awards

14.07 Form and Timing of Payment; Deferrals

14.08 Time and Method of Exercise

14.09 Effect of Termination Date on Appreciation Awards

14.10 Non U. S. Participants

ARTICLE XV QUALIFIED PERFORMANCE-BASED COMPENSATION

15.01 Performance Conditions

15.02 Establishing the Amount of the Award

15.03 Earning the Award

15.04 Performance Awards

ARTICLE XVI ADJUSTMENT UPON CHANGE IN COMMON STOCK

16.01 General Adjustments

16.02 No Adjustments

16.03 Substitute Awards

16.04 Limitation on Adjustments

ARTICLE XVII COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

17.01 Compliance

17.02 Postponement of Exercise or Payment

17.03 Forfeiture or Reimbursement

ARTICLE XVIII LIMITATION ON BENEFITS

ARTICLE XIX GENERAL PROVISIONS

19.01 Effect on Employment and Service

19.02 Unfunded Plan

19.03 Rules of Construction

19.04 Tax Withholding and Reporting

19.05 Code Section 83(b) Election

19.06 Reservation of Shares

19.07 Governing Law

19.08 Other Actions

19.09 Repurchase of Common Stock

19.10 Other Conditions

19.11 Forfeiture Provisions

19.12 Legends; Payment of Expenses

19.13 Repricing of Awards

19.14 Right of Setoff

19.15 Fractional Shares

ARTICLE XX CLAIMS PROCEDURES

20.01 Initial Claim

20.02 Appeal of Claim

20.03 Time to File Suit

ARTICLE XXI AMENDMENT

21.01 Amendment of Plan

21.02 Amendment of Awards

ARTICLE XXII SECTION 409A PROVISION

22.01 Intent of Awards

22.02 409A Awards

22.03 Election Requirements

22.04 Time of Payment

22.05 Acceleration or Deferral

22.06 Distribution Requirements

22.07 Key Employee Rule

22.08 Distributions Upon Vesting

22.09 Scope and Application of this Provision

ARTICLE XXIII EFFECTIVE DATE OF PLAN

ARTICLE XXIV DURATION OF PLAN

ARTICLE I
DEFINITIONS

1.01	409A Award

409A Award means an Award that is intended to be subject to Section 409A of the Code.

1.02	Affiliate

Affiliate, as it relates to any limitations or requirements with respect to incentive stock options, means any “subsidiary” or “parent” corporation (as such terms are defined in Code Section 424) of the Company. Affiliate otherwise means any entity that is part of a controlled group of corporations or is under common control with the Company within the meaning of Code Sections 1563(a), 414(b) or 414(c), except that, in making any such determination, fifty percent (50%) shall be substituted for eighty percent (80%) under such Code Sections and the related regulations.

1.03	Agreement

Agreement means a written or electronic agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Award granted to such Participant.

1.04	Appreciation Award

Appreciation Award means an Option, SAR or other stock-based award in the nature of purchase rights.

1.05	Award

Award means an Option, SAR, Restricted Stock Award, Restricted Stock Unit, Incentive Award, Other Stock-Based Award, Dividend Equivalent or Cash Award granted under this Plan.

1.06	Board

Board means the Board of Directors of the Company.

1.07	Cash Award

Cash Award means an Award stated with reference to a specified dollar amount which, subject to such terms and conditions as may be prescribed by the Committee, entitles the Participant to receive cash from the Company or an Affiliate.

1.08	Cause

Cause means “Cause” as such term is defined in any employment or service agreement between the Company or any Affiliate and the Participant except as otherwise determined by the Committee and set forth in the applicable Agreement. If no such employment or service agreement exists or if such employment or service agreement does not contain any such definition, except as otherwise determined by the Committee and set forth in the applicable Agreement, “Cause” means (i) the Participant’s willful and continued failure to comply with the lawful directives of the Board or any supervisory personnel of the Participant, (ii) any criminal act or act of dishonesty or willful misconduct by the Participant that has a material adverse effect on the property, operations, business or reputation of the Company or any Affiliate (willful for purposes of this definition, shall mean done, or omitted to be done, by the Participant in bad faith and without reasonable belief that the Participant’s action or omission was in the best interest of the Company or any Affiliate), (iii) the material breach by the Participant of the terms of any confidentiality, non-competition, non-solicitation or other agreement that the Participant has with the Company or any Affiliate, (v) any act of fraud, embezzlement, theft, misappropriation or misuse by the Participant of the funds or property of the Company or any Affiliate, (vi) the Participant’s sexual harassment of any other employees of the Company or any Affiliate, (vii) the Participant being indicted for a felony that has a material adverse effect on the property, operations, business or reputation of the Company or any Affiliate or being convicted of any other felony or plea of guilty or nolo contendre to any other felony or (viii) any other action or inaction of the Participant that may materially damage the Company’s or an Affiliate’s business or its respective standing in the industry. For purposes of the Plan, other than where the definition of Cause is determined under any employment or service agreement between the Company or any Affiliate and the Participant, in which case such employment or service agreement shall control, in no event shall any termination of employment or service be deemed for Cause unless the Company’s Chief Executive Officer concludes that the situation warrants a determination that the Participant’s employment or service should be terminated for Cause; in the case of the Chief Executive Officer or any member of the Board, any determination that the Chief Executive Officer’s employment or the Board member’s service terminated for Cause shall be made by the Board acting without the Chief Executive Officer or the Board member, as applicable.

1.09	Change in Control

Change in Control means the occurrence of any of the following events, except as otherwise determined by the Committee and set forth in the applicable Agreement:

(a) The accumulation in any number of related or unrelated transactions by any Person of beneficial ownership (as such term is used in Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of the combined voting power of the Company’s voting stock; provided that for purposes of this subsection (a), a Change in Control will not be deemed to have occurred if the accumulation of more than fifty percent (50%) of the voting power of the Company’s voting stock results from any acquisition of voting stock (i) directly from the Company that is approved by the Incumbent Board, (ii) by the Company, (iii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate, or (iv) by any Person pursuant to a merger, consolidation, reorganization or other transaction (a “Business Combination”) that would not cause a Change in Control under subsections (b), (c) or (d) below; or

(b) Consummation of a Business Combination, unless, immediately following that Business Combination, (i) all or substantially all of the Persons who were the beneficial owners of the voting stock of the Company immediately prior to that Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the then outstanding shares of common stock and more than fifty percent (50%) of the combined voting power of the then outstanding voting stock entitled to vote generally in the election of directors of the entity resulting from that Business Combination (including, without limitation, an entity that as a result of that Business Combination owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions relative to each other as their ownership, immediately prior to that Business Combination, of the voting stock of the Company, or

(c) A sale or other disposition of all or substantially all of the assets of the Company, except pursuant to a Business Combination that would not cause a Change in Control under subsections (b) above or (d) below; or

(d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company, except pursuant to a Business Combination that would not cause a Change in Control under subsections (b) and (c) above; or

(e) The acquisition by any Person, directly or indirectly, of the power to direct or cause the direction of the management and policies of the Company (i) through the ownership of securities which provide the holder with such power, excluding voting rights attendant with such securities, or (ii) by contract; provided that a Change in Control will not be deemed to have occurred if such power was acquired (x) directly from the Company in a transaction approved by the Incumbent Board, (y) by an employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate or (z) by any person pursuant to a Business Combination that would not cause a Change in Control under subsections (b), (c) or (d) above; or

(f) During any period of two consecutive years, the members of the Incumbent Board cease to constitute a majority of the Board.

Notwithstanding the foregoing, a Change in Control shall only be deemed to have occurred with respect to a Participant in connection with the time or form of payment of the Participant’s 409A Award (or as otherwise required for the 409A Award to be in compliance with Section 409A of the Code) if the Change in Control otherwise constitutes a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, within the meaning of Section 409A of the Code (otherwise, with respect to vesting of the 409A Award and any other terms of the 409A Award that do not require a Change in Control to comply with its meaning under Section 409A of the Code for the 409A Award to be in compliance with Section 409A of the Code, Change in Control shall have the same meaning as described above).

1.10	Code

Code means the Internal Revenue Code of 1986 and any amendments thereto.

1.11	Committee

Committee means the Compensation Committee of the Board or such other Committee as the Board may appoint from time to time to administer the Plan, or the Board itself if no Compensation Committee or other appointed Committee exists. If such Compensation Committee or other Committee exists, if and to the extent deemed necessary by the Board, such Committee shall consist of two or more directors, all of whom are (i) “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, (ii) “outside directors” within the meaning of Code Section 162(m) and (iii) independent directors under the rules of the principal stock exchange on which the Company’s securities are then traded.

1.12	Common Stock

Common Stock means the common stock of the Company, $1.00 par value per share, or such other class or kind of shares or other securities resulting from the application of Article XVI, as applicable.

1.13	Company

Company means Southwest Georgia Financial Corporation., a Georgia corporation, and any successor thereto.

1.14	Control Change Date

Control Change Date means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the “Control Change Date” is the date of the last of such transactions.

1.15	Corresponding SAR

Corresponding SAR means a SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

1.16	Disability

Disability means, for purposes of an incentive stock option, a physical, mental or other impairment within the meaning of Section 22(e)(3) of the Code and, for all other purposes, any physical or mental condition that would qualify the Participant for a disability under any long-term disability plan maintained by the Company or any Affiliate that is applicable to such Participant, except as otherwise determined by the Committee and set forth in the applicable Agreement. Notwithstanding the foregoing, however, to the extent necessary for any 409A Award to be in compliance with Section 409A of the Code, Disability, with respect to the time or form of payment of a Participant’s 409A Award (or as otherwise required for the 409A Award to be in compliance with Section 409A of the Code), means the Participant is Disabled within the meaning of Section 409A of the Code.

1.17	Dividend Equivalent

Dividend Equivalent means the right, granted under the Plan, to receive cash, shares of Common Stock, other Awards or other property equal in value to all or a specified portion of dividends paid with respect to a specified number of shares of Common Stock.

1.18	Exchange Act

Exchange Act means the Securities Exchange Act of 1934, as amended.

1.19	Fair Market Value

Fair Market Value of a share of Common Stock means, on any given date, the fair market value of a share of Common Stock as the Committee, in its discretion, shall determine; provided, however, that the Committee shall determine Fair Market Value without regard to any restriction other than a restriction which, by its terms, will never lapse and, if the shares of Common Stock are traded on any national stock exchange or quotation system, the Fair Market Value of a share of Common Stock shall be the closing price of a share of Common Stock as reported on such stock exchange or quotation system on such date, or if the shares of Common Stock are not traded on such stock exchange or quotation system on such date, then on the next preceding day that the shares of Common Stock were traded on such stock exchange or quotation system, all as reported by such source as the Committee shall select. The Fair Market Value that the Committee determines shall be final, binding and conclusive on the Company, any Affiliate and each Participant. Fair Market Value relating to the exercise price, Initial Value, or purchase price of any Non-409A Award that is an Appreciation Award shall conform to the requirements for exempt stock rights under Section 409A of the Code.

1.20	Full Value Award

Full Value Award means an Award other than an Appreciation Award.

1.21	Incentive Award

Incentive Award means an Award stated with reference to a specified dollar amount or number of shares of Common Stock which, subject to such terms and conditions as may be prescribed by the Committee entitles the Participant to receive shares of Common Stock, cash or a combination thereof from the Company or an Affiliate.

1.22	Incumbent Board

Incumbent Board means the Board at least a majority of whom consist of individuals who either are (a) members of the Board at the beginning of any period of two consecutive years or (b) members who become members of the Board subsequent to such time whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least two-thirds (2/3) of the directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which that person is named as a nominee for director, without objection to that nomination), but excluding, for that purpose, any individual whose initial assumption of office occurs as a result of an actual or threatened election contest (within the meaning of Rule 14a-11 of the Exchange Act) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

1.23	Initial Value

Initial Value means, with respect to a Corresponding SAR, the Option price per share of the related Option and, with respect to a SAR granted independently of an Option, the amount determined by the Committee on the date of grant which shall not be less than the Fair Market Value of one share of Common Stock on the date of grant, subject to Sections 14.06 and 16.03 with respect to substitute Awards.

1.24	Named Executive Officer

Named Executive Officer means a Participant who, as of the last day of a taxable year, is the Chief Executive Officer of the Company (or is acting in such capacity) or one of the three highest compensated officers of the Company other than the Chief Executive Officer or the Chief Financial Officer or is otherwise one of the group of “covered employees,” as defined in the regulations promulgated under Code Section 162(m).

1.25	Non-409A Award

Non-409A Award means an Award that is not intended to be subject to Section 409A of the Code.

1.26	Option

Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

1.27	Other Stock-Based Award

Other Stock-Based Award means an Award granted to the Participant under Article XII of the Plan.

1.28	Participant

Participant means an employee of the Company or an Affiliate, a member of the Board or Board of Directors of an Affiliate (whether or not an employee), a Person who provides services to the Company or an Affiliate and any entity which is a wholly-owned alter ego of such employee, member of the Board or Board of Directors of an Affiliate or Person who provides services and who satisfies the requirements of Article V and is selected by the Committee to receive an Award.

1.29	Plan

Plan means this Southwest Georgia Financial Corporation 2013 Omnibus Incentive Plan, in its current form and as hereafter amended.

1.30	Person

Person means any individual, corporation, bank, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof or any other entity of any kind.

1.31	Restricted Stock Award

Restricted Stock Award means shares of Common Stock granted to a Participant under Article IX.

1.32	Restricted Stock Unit

Restricted Stock Unit means an Award, stated with respect to a specified number of shares of Common Stock, that entitles the Participant to receive one share of Common Stock (or, as otherwise determined by the Committee and set forth in the applicable Agreement, the equivalent Fair Market Value of one share of Common Stock in cash) with respect to each Restricted Stock Unit that becomes payable under the terms and conditions of the Plan and the applicable Agreement.

1.33	Retirement

Retirement means the termination of Participant’s employment or service with the Company and its Affiliates on or after (i) attaining age sixty-five (65) or (ii) attaining age fifty-five (55) and accumulating ten (10) years of service, except as otherwise determined by the Committee and set forth in the applicable Agreement. For this purpose, years of service shall be determined in accordance with the Company’s written policies as determined by the Committee.

1.34	SAR

SAR means a stock appreciation right that in accordance with the terms of an Agreement entitles the holder to receive cash or a number of shares of Common Stock, as determined by the Committee and set forth in the applicable Agreement, based on the increase in the Fair Market Value of the shares underlying the stock appreciation right during a stated period specified by the Committee over the Initial Value. References to “SARs” include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

1.35	Ten Percent Shareholder

Ten Percent Shareholder means any individual who (considering the stock attribution rules described in Code Section 424(d)) owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

1.36	Termination Date

Termination Date means the day on which a Participant’s employment or service with the Company and its Affiliates terminates or is terminated.

ARTICLE II
PURPOSES

The Plan is intended to assist the Company and its Affiliates in recruiting and retaining individuals with ability and initiative by enabling such Persons to participate in the future success of the Company and its Affiliates by aligning their interests with those of the Company and its shareholders.

ARTICLE III
TYPES OF AWARDS

The Plan is intended to permit the grant of Options qualifying under Code Section 422 (“incentive stock options”) and Options not so qualifying, SARs, Restricted Stock Awards,

Restricted Stock Units, Incentive Awards, Other Stock-Based Awards, Dividend Equivalents and Cash Awards in accordance with the Plan and procedures that may be established by the Committee. No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option. The proceeds received by the Company from the sale of shares of Common Stock pursuant to this Plan may be used for general corporate purposes.

ARTICLE IV
ADMINISTRATION

4.01	General Administration

The Plan shall be administered by the Committee. The Committee shall have authority to grant Awards upon such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the grant, exercisability, transferability, settlement and forfeitability of all or any part of an Award, among other terms. Notwithstanding any such conditions, the Committee may, in its discretion, accelerate the time at which any Award may be exercised, become transferable or nonforfeitable or be earned and settled including, without limitation, (i) in the event of the Participant’s death, Disability, Retirement or involuntary termination of employment or service (including a voluntary termination of employment or service for good reason) or (ii) in connection with a Change in Control. In addition, the Committee shall have complete authority to interpret all provisions of this Plan including, without limitation, the discretion to interpret any terms used in the Plan that are not defined herein; to prescribe the form of Agreements; to adopt, amend and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee in connection with the administration of this Plan shall be final and conclusive. The members of the Committee shall not be liable for any act done in good faith with respect to this Plan or any Agreement or Award. Unless otherwise provided by the Bylaws of the Company, by resolution of the Board or applicable law, a majority of the members of the Committee shall constitute a quorum, and acts of the majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members of the Committee without a meeting, shall be the acts of the Committee.

4.02	Delegation of Authority

The Committee may act through subcommittees, in which case the subcommittee shall be subject to and have the authority hereunder applicable to the Committee, and the acts of the subcommittee shall be deemed to be the acts of the Committee hereunder. Additionally, to the extent applicable law so permits, the Committee, in its discretion, may delegate to one or more officers of the Company all or part of the Committee’s authority and duties with respect to Awards to be granted to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and who are not members of the Board or the Board of Directors of an Affiliate. The Committee may revoke or amend the terms of any delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan and the Committee’s prior delegation. Notwithstanding the foregoing, however, if and to the extent deemed necessary by the Board, (a) all Awards granted to any individual who is subject to the reporting and other provisions of Section 16 of the Exchange Act shall be made by a Committee comprised solely of two or more directors, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, to the extent necessary to exempt the Award from the short-swing profit rules of Section 16(b) of the Exchange Act and (b) all Awards granted to an individual who is a Named Executive Officer shall be made by a Committee comprised solely of two or more directors, all of whom are “outside directors” within the meaning of Code Section 162(m), to the extent necessary to preserve any deduction under Section 162(m) of the Code. However, (a) any Awards granted to any individual who is subject to the reporting and other provisions of Section 16 of the Exchange Act shall not fail to be valid if made other than by a committee comprised solely of two or more directors, all of whom are “non-employee directors” within the meaning of Rule 16(b)-3 under the Exchange Act, and (b) any Awards granted to an individual who is a Named Executive Officer shall not fail to be valid if made other than by a committee comprised solely of two or more directors, all of whom are “outside directors” within the meaning of Code Section 162(m). An Award granted to an individual who is a member of the Committee may be approved by the Committee in accordance with the applicable Committee charters then in effect and other applicable law except that the Committee member must abstain from any action with respect to the Committee member’s own Awards.

4.03	Indemnification of Committee

The Company shall bear all expenses of administering this Plan. The Company shall indemnify and hold harmless each Person who is or shall have been a member of the Committee acting as administrator of the Plan, or any delegate of such, against and from any cost, liability, loss or expense that may be imposed upon or reasonably incurred by such Person in connection with or resulting from any action, claim, suit or proceeding to which such Person may be a party or in which such Person may be involved by reason of any action taken or not taken under the Plan and against and from any and all amounts paid by such Person in settlement thereof, with the Company’s approval, or paid by such Person in satisfaction of any judgment in any such action, suit or proceeding against such Person, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. Notwithstanding the foregoing, the Company shall not indemnify and hold harmless any such Person if applicable law or the Company’s Articles of Incorporation or Bylaws prohibit such indemnification. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law or otherwise, or under any other power that the Company may have to indemnify such Person or hold him or her harmless. The provisions of the foregoing indemnity shall survive indefinitely the term of this Plan.

ARTICLE V
ELIGIBILITY

Any employee of the Company or an Affiliate (including an entity that becomes an Affiliate after the adoption of this Plan), a member of the Board or the Board of Directors of an Affiliate (including an entity that becomes an Affiliate after the adoption of the Plan) (whether or not such Board or Board of Directors member is an employee), any Person who provides services to the Company or an Affiliate (including an entity that becomes an Affiliate after the adoption of the Plan) and any entity which is a wholly-owned alter ego of such employee, member of the Board or Board of Directors of an Affiliate or other Person who provides services is eligible to participate in this Plan if the Committee, in its sole discretion, determines that such Person or entity has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or any Affiliate or if it is otherwise in the best interest of the Company or any Affiliate for such Person or entity to participate in this Plan. With respect to any Board member who is (i) designated or nominated to serve as a Board member by a shareholder of the Company and (ii) an employee of such shareholder of the Company, then, at the irrevocable election of the employing shareholder, the Person or entity who shall be eligible to participate in this Plan on behalf of the service of the respective Board member shall be the employing shareholder (or one of its Affiliates). To the extent such election is made, the respective Board member shall have no rights hereunder as a Participant with respect to such Board member’s participation in this Plan. An Award may be granted to a Person or entity who has been offered employment or service by the Company or an Affiliate and who would otherwise qualify as eligible to receive the Award to the extent that Person or entity commences employment or service with the Company or an Affiliate, provided that such Person or entity may not receive any payment or exercise any right relating to the Award, and the grant of the Award will be contingent, until such Person or entity has commenced employment or service with the Company or an Affiliate.

ARTICLE VI
COMMON STOCK SUBJECT TO PLAN

6.01	Common Stock Issued

Upon the issuance of shares of Common Stock pursuant to an Award, the Company may deliver to the Participant (or the Participant’s broker if the Participant so directs) shares of Common Stock from its authorized but unissued Common Stock, treasury shares or reacquired shares, whether reacquired on the open market or otherwise.

6.02	Aggregate Limit

The maximum aggregate number (the “Maximum Aggregate Number”) of shares of Common Stock which may be subject to Awards under this Plan is 125,000 shares of Common Stock.

The Maximum Aggregate Number of shares of Common Stock that may be subject to Awards under the Plan may be subject to Options. To the extent shares of Common Stock not issued under an Option must be counted against this limit as a condition to satisfying the rules applicable to incentive stock options, such rule shall apply to the limit on Options granted under the Plan.

The Maximum Aggregate Number of shares of Common Stock that may be subject to Awards under the Plan and the maximum number of shares of Common Stock that may be subject to Options under the Plan shall, in each instance, be subject to adjustment as provided in Article XVI, provided, however, that (i) substitute Awards granted under Section 16.03 shall not reduce the Maximum Aggregate Number of shares of Common Stock that may be subject to Awards under the Plan (to the extent permitted by applicable stock exchange rules) and (ii) available shares of stock under a shareholder-approved plan of an acquired company (as appropriately adjusted to reflect the transaction) also may be used for Awards under the Plan and shall not reduce the Maximum Aggregate Number of shares of Common Stock that may be subject to Awards under the Plan (subject to applicable stock exchange requirements).

6.03	Individual Limit

The maximum number of shares of Common Stock that may be covered by Appreciation Awards granted to any one Participant during any calendar year shall be 5,000 shares of Common Stock; provided, however, that (i) if the Appreciation Awards are denominated in shares of Common Stock but an equivalent amount of cash is delivered in lieu of delivery of shares of Common Stock, the foregoing limit shall be applied based on the methodology used by the Committee to convert the number of shares of Common Stock into cash and (ii) any adjustment in the number of shares of Common Stock or amount of cash delivered to reflect actual or deemed investment experience shall be disregarded. For purposes of the foregoing limit, an Option and its corresponding SAR shall be treated as a single Award. For Full Value Awards that are intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, no more than 5,000 shares of Common Stock may be subject to any such Full Value Awards granted to any one Participant during any calendar year (regardless of whether settlement of the Award is to occur prior to, at the time of, or after the time of vesting); provided, however, that (i) if the Full Value Award is denominated in shares of Common Stock but an equivalent amount of cash is delivered in lieu of delivery of shares of Common Stock, the foregoing limit shall be applied based on the methodology used by the Committee to convert the number of shares of Common Stock into cash and (ii) any adjustment in the number of shares of Common Stock or amount of the cash delivered to reflect actual or deemed investment experience shall be disregarded. For any Awards that are intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and are stated with reference to a specified dollar limit, the maximum amount that may be earned and become payable to any one Participant with respect to any twelve (12)-month performance period shall equal $ 100,000 (pro-rated up or down for performance periods that are greater or lesser than twelve (12) months); provided, however, that (i) if the Award is denominated in cash but an equivalent amount of shares of Common Stock are delivered in lieu of delivery of cash, the foregoing limit shall be applied to the cash based on the methodology used by the Committee to convert the cash into shares of Common Stock and (ii) any adjustment in the number of shares of Common Stock or the amount of cash delivered to reflect actual or deemed investment experience shall be disregarded. For any Cash Awards that are intended to constitute annual incentive awards, the maximum amount that may be earned and become payable to any one Participant with respect to any twelve (12)-month period shall equal $ 100,000 ; provided, however, that (i) if the Cash Award is denominated in cash but an equivalent amount of shares of Common Stock are delivered in lieu of delivery of cash, the foregoing limit shall be applied to the cash based on the methodology used by the Committee to convert the cash into shares of Common Stock and (ii) any adjustment in the number of shares of Common Stock or the amount of cash delivered to reflect actual or deemed investment experience shall be disregarded. If an Award that a Participant holds is cancelled or subject to a repricing within the meaning of the regulations under Code Section 162(m) (after shareholder approval as required herein), the cancelled Award shall continue to be counted against the maximum number of shares of Common Stock for which Awards may be granted to the Participant in any calendar year as required under Code Section 162(m). The maximum number of shares that may be granted in any consecutive rolling thirty-six (36)-month period to any Participant shall be subject to adjustment as provided in Article XVI.

6.04	Share Counting

Except as set forth below, a share of Common Stock subject to any Award under this Plan shall reduce the Maximum Aggregate Number of shares of Common Stock available for Awards under this Plan, and the maximum number of shares of Common Stock available for Options under this Plan, by one. Except as otherwise provided herein, (i) any shares of Common Stock subject to an Award granted under this Plan which terminates by expiration, forfeiture, cancellation or otherwise, which is settled in cash in lieu of Common Stock or which is exchanged, with the Committee’s permission, for Awards granted under this Plan not involving shares of Common Stock, (ii) shares of Common Stock not issued or delivered as a result of the net exercise or settlement of an outstanding Award granted under this Plan, (iii) shares of Common Stock tendered to pay the exercise or purchase price or withholding taxes relating to an outstanding Award granted under this Plan, (iv) shares of Common Stock repurchased on the open market with the proceeds of the exercise or purchase price of an Award granted under this Plan, and (v) shares of Common Stock under a stock-settled SAR that are not actually issued in connection with settlement of the stock-settled SAR, shall all again be available for Awards under the Plan.

ARTICLE VII
OPTIONS

7.01	Grant

Subject to the eligibility provisions of Article V, the Committee will designate each individual or entity to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such grant and whether the Option is an incentive stock option or a nonqualified stock option. Notwithstanding any other provision of the Plan or any Agreement, the Committee may only grant an incentive stock option to an individual who is an employee of the Company or an Affiliate. An Option may be granted with or without a Corresponding SAR.

7.02	Option Price

The price per share of Common Stock purchased on the exercise of an Option shall be determined by the Committee on the date of grant, but shall not be less than the Fair Market Value of a share of Common Stock on the date the Option is granted, subject to Sections 14.06 and 16.03 with respect to substitute Awards. However, if at the time of grant of an Option that is intended to be an incentive stock option, the Participant is a Ten Percent Shareholder, the price per share of Common Stock purchased on the exercise of such Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the date the Option is granted.

7.03	Maximum Term of Option

The maximum time period in which an Option may be exercised shall be determined by the Committee on the date of grant, except that no Option shall be exercisable after the expiration of ten (10) years from the date such Option was granted (or five (5) years from the date such Option was granted in the event of an incentive stock option granted to a Ten Percent Shareholder).

7.04	Exercise

Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that incentive stock options (granted under the Plan and all plans of the Company and its Affiliates) may not be first exercisable in a calendar year for shares of Common Stock having a Fair Market Value (determined as of the date the Option is granted) exceeding the limit set forth under Code Section 422(d) (currently $100,000). If the limitation is exceeded, the Options that cause the limitation to be exceeded shall be treated as nonqualified stock options. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option. The exercise of an Option shall result in the termination of the Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.

7.05	Payment

Subject to rules established by the Committee and unless otherwise provided in an Agreement, payment of all or part of the Option price shall be made in cash or cash equivalent acceptable to the Committee. If the Agreement so provides, the Committee, in its discretion and provided applicable law so permits, may allow a Participant to pay all or part of the Option price (a) by surrendering (actually or by attestation) shares of Common Stock to the Company that the Participant already owns; (b) by a cashless exercise through a broker; (c) by means of a “net exercise” procedure by the surrender of shares of Common Stock to which the Participant is otherwise entitled under the Option; (d) by such other medium of payment as the Committee, in its discretion, shall authorize; or (e) by any combination of the aforementioned methods of payment. If shares of Common Stock are used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

7.06	Shareholder Rights

No Participant shall have any rights as a shareholder with respect to shares subject to his or her Option until the date of exercise of such Option and the issuance of the shares of Common Stock.

7.07	Disposition of Shares

A Participant shall notify the Company of any sale or other disposition of shares of Common Stock acquired pursuant to an Option that was designated an incentive stock option if such sale or disposition occurs (a) within two (2) years of the grant of an Option or (b) within one (1) year of the issuance of shares of Common Stock to the Participant (subject to any changes in such time periods as set forth in Code Section 422(a)). Such notice shall be in writing and directed to the Secretary of the Company.

7.08	No Liability of Company

The Company shall not be liable to any Participant or any other Person if the Internal Revenue Service or any court or other authority having jurisdiction over such matter determines for any reason that an Option intended to be an incentive stock option and granted hereunder does not qualify as an incentive stock option.

ARTICLE VIII
SARS

8.01	Grant

Subject to the eligibility provisions of Article V, the Committee will designate each individual or entity to whom SARs are to be granted and will specify the number of shares of Common Stock covered by such grant. In addition, no Participant may be granted Corresponding SARs (under this Plan and all other incentive stock option plans of the Company and its Affiliates) that are related to incentive stock options which are first exercisable in any calendar year for shares of Common Stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds $100,000.

8.02	Maximum Term of SAR

The maximum term of a SAR shall be determined by the Committee on the date of grant, except that no SAR shall have a term of more than ten (10) years from the date such SAR was granted (or five (5) years for a Corresponding SAR that is related to an incentive stock option and that is granted to a Ten Percent Shareholder). No Corresponding SAR shall be exercisable or continue in existence after the expiration of the Option to which the Corresponding SAR relates.

8.03	Exercise

Subject to the provisions of this Plan and the applicable Agreement, a SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that a SAR may be exercised only when the Fair Market Value of the Common Stock that is subject to the exercise exceeds the Initial Value of the SAR and a Corresponding SAR may be exercised only to the extent that the related Option is exercisable. A SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of a SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

8.04	Settlement

The amount payable to the Participant by the Company as a result of the exercise of a SAR shall be settled in cash, by the issuance of shares of Common Stock or by a combination thereof, as the Committee, in its sole discretion, determines and sets forth in the applicable Agreement. No fractional share will be deliverable upon the exercise of a SAR but a cash payment will be made in lieu thereof.

8.05	Shareholder Rights

No Participant shall, as a result of receiving a SAR, have any rights as a shareholder of the Company or any Affiliate until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

ARTICLE IX
RESTRICTED STOCK AWARDS

9.01	Award

Subject to the eligibility provisions of Article V, the Committee will designate each individual or entity to whom a Restricted Stock Award is to be granted, and will specify the number of shares of Common Stock covered by such grant and the price, if any, to be paid for each share of Common Stock covered by the grant.

9.02	Payment

Unless the Agreement provides otherwise, if the Participant must pay for a Restricted Stock Award, payment of the Award shall be made in cash or cash equivalent acceptable to the Committee. If the Agreement so provides, the Committee, in its discretion and provided applicable law so permits, may allow a Participant to pay all or part of the purchase price (i) by surrendering (actually or by attestation) shares of Common Stock to the Company the Participant already owns and, if necessary to avoid adverse accounting consequences, has held for at least six months, (ii) by means of a “net exercise procedure” by the surrender of shares of Common Stock to which the Participant is otherwise entitled under the Restricted Stock Award, (iii) by such other medium of payment as the Committee in its discretion shall authorize or (iv) by any combination of the foregoing methods of payment. If Common Stock is used to pay all or part of the purchase price, the sum of cash and cash equivalent and other payments and the Fair Market Value (determined as of the day preceding the date of purchase) of the Common Stock surrendered must not be less than the purchase price of the Restricted Stock Award. A Participant’s rights in a Restricted Stock Award may be subject to repurchase upon specified events as determined by the Committee and set forth in the Agreement.

9.03	Vesting

The Committee, on the date of grant of the Restricted Stock Award, shall prescribe that the Restricted Stock Award will become nonforfeitable and transferable subject to such conditions as are set forth in the Agreement. Notwithstanding any provision herein to the contrary, the Committee, in its sole discretion, may grant Restricted Stock Awards that are nonforfeitable and transferable immediately upon grant, including without limitation Restricted Stock Awards granted in payment of earned performance awards or other incentive compensation under the Plan or any other plans or compensatory arrangements of the Company or any Affiliate. By way of example and not of limitation, the Committee may prescribe that a Participant’s rights in a Restricted Stock Award shall be forfeitable and nontransferable subject to (a) the attainment of objectively determinable performance conditions based on the criteria described in Article XV, (b) the Participant’s completion of a specified period of employment or service with the Company or an Affiliate, (c) the Participant’s death, Disability or Retirement or (d) satisfaction of a combination of any of the foregoing factors. Notwithstanding the preceding sentences, if and to the extent deemed necessary by the Committee, Restricted Stock Awards granted to Named Executive Officers shall be forfeitable and nontransferable subject to attainment of objectively determinable performance conditions based on the criteria described in Article XV and shall be subject to the other requirements set forth in Article XV so as to enable such Restricted Stock Award to qualify as “qualified performance-based compensation” under the regulations promulgated under Code Section 162(m). A Restricted Stock Award can only become nonforfeitable and transferable during the Participant’s lifetime in the hands of the Participant.

9.04	Maximum Restriction Period

To the extent the Participant’s rights in a Restricted Stock Award are forfeitable and nontransferable for a period of time, the Committee on the date of grant shall determine the maximum period over which the rights may become nonforfeitable and transferable, except that such period shall not exceed ten (10) years from the date of grant.

9.05	Shareholder Rights

Prior to their forfeiture (in accordance with the applicable Agreement and while the shares of Common Stock granted pursuant to the Restricted Stock Award may be forfeited and are nontransferable), a Participant will have all rights of a shareholder with respect to a Restricted Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (a) a Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of shares granted pursuant to a Restricted Stock Award, (b) the Company shall retain custody of any certificates evidencing shares granted pursuant to a Restricted Stock Award and (c) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Restricted Stock Award. In lieu of retaining custody of the certificates evidencing shares granted pursuant to a Restricted Stock Award, the shares of Common Stock granted pursuant to the Restricted Stock Award may, in the Committee’s discretion, be held in escrow by the Company or recorded as outstanding by notation on the stock records of the Company until the Participant’s interest in such shares of Common Stock vest. Notwithstanding the preceding sentences, but subject to Section 14.07 below, if and to the extent deemed necessary by the Committee, dividends payable with respect to Restricted Stock Awards may accumulate (without interest) and become payable in cash or in shares of Common Stock to the Participant at the time, and only to the extent that, the portion of the Restricted Stock Award to which the dividends relate has become transferable and nonforfeitable. The limitations set forth in the preceding sentences shall not apply after the shares granted under the Restricted Stock Award are transferable and are no longer forfeitable.

ARTICLE X
RESTRICTED STOCK UNITS

10.01	Grant

Subject to the eligibility provisions of Article V, the Committee will designate each individual or entity to whom a grant of Restricted Stock Units is to be made and will specify the number of shares covered by such grant.

10.02	Earning the Award

The Committee, on the date of grant of the Restricted Stock Units, shall prescribe that the Restricted Stock Units will be earned and become payable subject to such conditions as are set forth in the Agreement. Notwithstanding any provision herein to the contrary, the Committee, in its sole discretion, may grant Restricted Stock Units in payment of earned performance awards or other incentive Compensation under the Plan or any other plans or Compensatory arrangements of the Company or any Affiliate. By way of example and not of limitation, the Committee may prescribe that the Restricted Stock Units will be earned and become payable upon (a) the satisfaction of objectively determinable performance conditions based on the criteria described in

Article XV, (b) the Participant’s completion of a specified period of employment or service with the Company or an Affiliate, (c) the Participant’s death, Disability or Retirement or (d) satisfaction of a combination of any of the foregoing factors. If and to the extent deemed necessary by the Committee, Restricted Stock Units granted to Named Executive Officers shall become payable upon the satisfaction of objectively determinable performance conditions based on the criteria described in Article XV and shall be subject to the other requirements set forth in Article XV so as to enable such Restricted Stock Units to qualify as “qualified performance-based compensation” under the regulations promulgated under Code Section 162(m). Notwithstanding any provision herein to the contrary, the Committee, in its sole discretion, may grant Restricted Stock Units that are earned and payable immediately upon grant.

10.03	Maximum Restricted Stock Unit Award Period

The Committee, on the date of grant, shall determine the maximum period over which Restricted Stock Units may be earned, except that such period shall not exceed ten (10) years from the date of grant.

10.04	Payment

The amount payable to the Participant by the Company when an Award of Restricted Stock Units is earned shall be settled by the issuance of one share of Common Stock (or, as otherwise determined by the Committee and set forth in the applicable Agreement, the equivalent Fair Market Value of one share of Common Stock in cash) for each Restricted Stock Unit that is earned. A fractional share of Common Stock shall not be deliverable when an Award of Restricted Stock Units is earned, but a cash payment will be made in lieu thereof.

10.05	Shareholder Rights

No Participant shall, as a result of receiving a grant of Restricted Stock Units, have any rights as a shareholder until and then only to the extent that the Restricted Stock Units are earned and settled in shares of Common Stock, nor shall any participant receive Dividend Equivalents solely as a result of receiving a grant of Restricted Stock Units. However, notwithstanding the foregoing, the Committee, in its sole discretion, may grant Dividend Equivalents in the Agreement in connection with a grant of Restricted Stock Units. By way of example and not limitation, such Dividend Equivalents may provide that, for so long as the Participant holds any Restricted Stock Units, if the Company pays any cash dividends on its Common Stock, then (a) the Company may pay the Participant in cash for each outstanding Restricted Stock Unit covered by the Agreement as of the record date of such dividend, less any required withholdings, the per share amount of such dividend or (b) the number of outstanding Restricted Stock Units covered by the Agreement may be increased by the number of Restricted Stock Units, rounded down to the nearest whole number, equal to (i) the product of the number of the Participant’s outstanding Restricted Stock Units as of the record date for such dividend multiplied by the per share amount of the dividend divided by (ii) the Fair Market Value of a share of Common Stock on the payment date of such dividend. In the event additional Restricted Stock Units are awarded, such Restricted Stock Units shall be subject to the same terms and conditions set forth in the Plan and the Agreement as the outstanding Restricted Stock Units with respect to which they were granted. Notwithstanding the preceding sentences, but subject to Section 14.07 below, if and to the extent deemed necessary to the Committee, Dividend Equivalents payable with respect to Restricted Stock Units may accumulate (without interest) and become payable to the Participant at the time, and only to the extent that, the portion of the Restricted Stock

Units to which the Dividend Equivalents relate has become earned and payable. The limitations set forth in the preceding sentences shall not apply after the Restricted Stock Units become earned and payable and shares are issued thereunder.

ARTICLE XI
INCENTIVE AWARDS

11.01	Grant

Subject to the eligibility provisions of Article V, the Committee will designate each individual or entity to whom Incentive Awards are to be granted. All Incentive Awards shall be determined exclusively by the Committee under the procedures established by the Committee.

11.02	Earning the Award

Subject to the Plan, the Committee, on the date of grant of an Incentive Award, shall specify in the applicable Agreement the terms and conditions which govern the grant, including, without limitation, whether the Participant to be entitled to payment must be employed or providing services to the Company or an Affiliate at the time the Incentive Award is to be paid. By way of example and not of limitation, the Committee may prescribe that the Incentive Award shall be earned and payable upon (a) the satisfaction of objectively determinable performance conditions based on the criteria described in Article XV, (b) the Participant’s completion of a specified period of employment or service with the Company or an Affiliate, (c) the Participant’s death, Disability or Retirement or (d) satisfaction of a combination of any of the foregoing factors. If and to the extent deemed necessary by the Committee, Incentive Awards granted to Named Executive Officers shall be earned and become payable upon the satisfaction of objectively determinable performance conditions based on the criteria described in Article XV and shall be subject to the other requirements set forth in Article XV so as to enable the Incentive Awards to qualify as “qualified performance-based compensation” under the regulations promulgated under Code Section 162(m).

11.03	Maximum Incentive Award Period

The Committee, at the time an Incentive Award is made, shall determine the maximum period over which the Incentive Award may be earned, except that such period shall not exceed ten (10) years from the date of grant.

11.04	Payment

The amount payable to the Participant by the Company when an Incentive Award is earned may be settled in cash, by the issuance of shares of Common Stock or by a combination thereof, as the Committee, in its sole discretion, determines and sets forth in the applicable Agreement. A fractional share of Common Stock shall not be deliverable when an Incentive Award is earned, but a cash payment will be made in lieu thereof.

11.05	Shareholder Rights

No Participant shall, as a result of receiving an Incentive Award, have any rights as a shareholder of the Company or any Affiliate on account of such Incentive Award, unless and then only to the extent that the Incentive Award is earned and settled in shares of Common Stock.

ARTICLE XII
OTHER STOCK-BASED AWARDS

12.01	Other Stock-Based Awards

The Committee is authorized, subject to limitations under applicable law, to grant to a Participant such other Awards that may be denominated or payable in, valued in whole or in part by reference to or otherwise based on shares of Common Stock, including, without limitation, convertible or exchangeable securities, and other rights convertible or exchangeable into shares of Common Stock or the cash value of shares of Common Stock. The Committee shall determine the terms and conditions of any such Other Stock-Based Awards. Unless the Committee or the Agreement provides otherwise, Other Stock-Based Awards shall be vested, exercisable or earned and payable upon the date of grant. Common Stock delivered pursuant to an Other Stock-Based Award in the nature of purchase rights (“Purchase Right Award”) shall be purchased for such consideration not less than the Fair Market Value of the shares of Common Stock as of the date the Other Stock-Based Award is granted (subject to Sections 14.06 and 16.03 with respect to substitute Awards), and may be paid for at such times, by such methods, and in such forms, including, without limitation, cash, shares of Common Stock, other Awards, notes or other property, as the Committee shall determine. The maximum time period in which an Other Stock-Based Award in the nature of purchase rights may be exercised shall be determined by the Committee on the date of grant, except that no Other Stock-Based Award in the nature of purchase rights shall be exercisable after the expiration of ten (10) years from the date such Other Stock-Based Award was granted.

12.02	Bonus Stock and Awards in Lieu of Other Obligations

 The Committee also is authorized (i) to grant to a Participant shares of Common Stock as a bonus, (ii) to grant shares of Common Stock or other Awards in lieu of other obligations of the Company or any Affiliate to pay cash or to deliver other property under this Plan or under any other plans or compensatory arrangements of the Company or any Affiliate, (iii) to use available shares of Common Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or an Affiliate, and (iv) subject to Section 19.13 below, to grant as alternatives to or replacements of Awards granted or outstanding under the Plan or any other plan or arrangement of the Company or any Affiliate, subject to such terms as shall be determined by the Committee and the overall limitation on the number of shares of Common Stock that may be issued under the Plan. Notwithstanding any other provision hereof, shares of Common Stock or other securities delivered to a Participant pursuant to a purchase right granted under this Plan shall be purchased for consideration, the Fair Market Value of which shall not be less than the Fair Market Value of such shares of Common Stock or other securities as of the date such purchase right is granted.

ARTICLE XIII
DIVIDEND EQUIVALENTS AND CASH AWARDS

13.01	Dividend Equivalents

The Committee is authorized to grant Dividend Equivalents to a Participant which may be awarded on a free-standing basis or in connection with another Award. Subject to Section 14.07 below, the Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional shares of Common Stock, other Awards or other investment vehicles, subject to restrictions on transferability, risk of forfeiture and such other terms as the Committee may specify and set forth in the applicable Agreement. Notwithstanding the foregoing, no Dividend Equivalents may be awarded in connection with an Appreciation Award.

13.02	Cash Awards

The Committee is authorized to grant to a Participant Cash Awards. The Committee shall determine the terms and conditions of any such Cash Awards. Cash Awards may be granted as an element of or a supplement to any other Award under the Plan or as a stand-alone Cash Award. The Committee, on the date of grant of Cash Awards, may prescribe that the Cash Awards will be earned and become payable subject to such conditions as are set forth in the Agreement. By way of example and not of limitation, the Committee may prescribe that Cash Awards will be earned and become payable upon (a) the satisfaction of objectively determinable performance conditions based on the criteria described in Article XV, (b) the Participant’s completion of a specified period of employment or service with the Company or an Affiliate, (c) the Participant’s death, Disability or Retirement or (d) satisfaction of a combination of any of the foregoing factors. If and to the extent deemed necessary by the Committee, Cash Awards granted to Named Executive Officers shall become payable upon the satisfaction of objectively determinable performance conditions based on the criteria described in Article XV and shall be subject to the other requirements set forth in Article XV so as to enable such Cash Awards to qualify as “qualified performance-based compensation” under the regulations promulgated under Code Section 162(m). Notwithstanding any provision herein to the contrary, the Committee, in its sole discretion, may grant Cash Awards in payment of earned performance awards and other incentive compensation payable under the Plan or any other plans or compensatory arrangements of the Company or any Affiliate. Unless the Committee or the Agreement provides otherwise, Cash Awards shall be vested and payable upon the date of grant.

ARTICLE XIV
TERMS APPLICABLE TO ALL AWARDS

14.01	Written Agreement

Each Award shall be evidenced by a written or electronic Agreement (including any amendment or supplement thereto) between the Company and the Participant specifying the terms and conditions of the Award granted to such Participant. Each Agreement should specify whether the Award is intended to be a Non-409A Award or a 409A Award.

14.02	Nontransferability

Except as provided in Section 14.03 below, each Award granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution or pursuant to the terms of a valid qualified domestic relations order. In the event of any transfer of an Option or Corresponding SAR (by the Participant or his transferee), the Option and Corresponding SAR that relates to such Option must be transferred to the same Person or Persons or entity or entities. Except as provided in Section 14.03 below, during the lifetime of the Participant to whom the Option or SAR is granted, the Option or SAR may be exercised only by the Participant. No right or interest of a Participant in any Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant or his transferee.

14.03	Transferable Awards

Section 14.02 to the contrary notwithstanding, if the Agreement so provides and subject to the terms of the Shareholders’ Agreement, an Award that is not an incentive stock option or a Corresponding SAR that relates to an incentive stock option may be transferred by a Participant to immediate family members or trusts or other entities on behalf of the Participant and/or immediate family members or for charitable donations. Any such transfer will be permitted only if (a) the Participant does not receive any consideration for the transfer and (b) the Committee expressly approves the transfer. The holder of the Award transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Award during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Award except by will or the laws of descent and distribution. Unless transferred as provided in Section 9.05, a Restricted Stock Award may not be transferred prior to becoming non-forfeitable and transferable.

14.04	Participant Status

If the terms of any Award provide that it may be exercised or paid only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service. For purposes of the Plan, employment and continued service shall be deemed to exist between the Participant and the Company and/or an Affiliate if, at the time of the determination, the Participant is a director, officer, employee, consultant or advisor of the Company or an Affiliate. A Participant on military leave, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of leave does not exceed three (3) months, or, if longer, so long as the individual’s right to re-employment with the Company or any of its Affiliates is guaranteed either by statute or by contract. If the period of leave exceeds three (3) months, and the individual’s right to re-employment is not guaranteed by statute or by contract, the employment shall be deemed to be terminated on the first day after the end of such three (3) month period. Except as may otherwise be expressly provided in an Agreement, Awards granted to a director, officer, employee, consultant or advisor shall not be affected by any change in the status of the Participant so long as the Participant continues to be a director, officer, employee, consultant or advisor to the Company or any of its Affiliates (regardless of having changed from one to the other or having been transferred from one entity to another). The Participant’s employment or continued service shall not be considered interrupted in the event the Committee, in its discretion, and as specified at or prior to such occurrence, determines there is no interruption in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or an Affiliate, except that if the Committee does not otherwise specify such at or such prior to such occurrence, the Participant will be deemed to have a termination of employment or continuous service to the extent the Affiliate that employs the Participant is no longer the Company or an entity that qualifies as an Affiliate. The foregoing provisions apply to a 409A Award only to the extent Section 409A of the Code does not otherwise treat the Participant as continuing in service or employment or as having a separation from service at an earlier time.

14.05	Change in Control

Notwithstanding any provision of any Agreement, in the event of a Change in Control, the Committee in its discretion may (i) declare that some or all outstanding Appreciation Awards previously granted under the Plan, whether or not then exercisable, shall terminate on the Control Change Date without any payment to the holder of the Appreciation Awards, provided the Committee gives prior written notice to the holders of such termination and gives such holders the right to exercise their outstanding Appreciation Awards for at least seven (7) days before such date to the extent then exercisable (or to the extent such Appreciation Awards would have become exercisable as of the Control Change Date), (ii) terminate on the Control Change Date outstanding Restricted Stock Awards, Restricted Stock Units, Incentive Awards, Other Stock-Based Awards not in the nature of purchase rights and Dividend Equivalents previously granted under the Plan that are not then nonforfeitable and transferable or earned and payable (and that will not become nonforfeitable and transferable or earned and payable as of the Control Change Date) without any payment to the holder of the Restricted Stock Award, Restricted Stock Units, Incentive Awards, Other Stock-Based Awards not in the nature of purchase rights and Dividend Equivalents, other than the return, if any, of the purchase price of any such Awards, (iii) terminate on the Control Change Date some or all outstanding Appreciation Awards previously granted under the Plan, whether or not then exercisable, in consideration of payment to the holder of the Appreciation Awards, with respect to each share of Common Stock for which the Appreciation Awards are then exercisable (or that will become exercisable as of the Control Change Date), of the excess, if any, of the Fair Market Value on such date of the Common Stock subject to such portion of the Appreciation Awards over the purchase price or Initial Value, as applicable (provided that any portion of such Appreciation Awards that are not then exercisable and will not become exercisable on the Control Change Date, and Appreciation Awards with respect to which the Fair Market Value of the Common Stock subject to the Appreciation Awards does not exceed the purchase price or Initial Value, as applicable, shall be cancelled without any payment therefor), (iv) terminate on the Control Change Date outstanding Restricted Stock Awards, Restricted Stock Units, Incentive Awards, Other Stock-Based Awards not in the nature of purchase rights and Divided Equivalents previously granted under the Plan that will become nonforfeitable and transferable or earned and payable as of the Control Change Date (or that previously became nonforfeitable and transferable or earned and payable but have not yet been settled as of the Control Change Date) in exchange for a payment equal to the excess of the Fair Market Value of the shares of Common Stock subject to such Awards, or the amount of cash payable under the Awards, over any unpaid purchase price, if any, for such Awards (provided that any portion of such Awards that are not then nonforfeitable and transferable or earned and payable as of the Control Change Date (and that will not become nonforfeitable and transferable or earned and payable as of the Control Change Date) shall be cancelled without any payment therefor), or (v) take such other actions as the Committee determines to be reasonable under the circumstances to permit the Participant to realize the value of the outstanding Awards (which Fair Market Value for purposes of Awards that are not then exercisable, nonforfeitable and transferable or earned and payable as of the Control Change Date (and that will not become exercisable, nonforfeitable and transferable or earned and payable as of the Control Change Date) or with respect to which the Fair Market Value of the Common Stock subject to the Awards does not exceed the purchase price or Initial Value, as applicable, shall be deemed to be zero). The payments described above may be made in any manner the Committee determines, including in cash, stock or other property. The Committee may take the actions described above with respect to Awards that are not then exercisable, nonforfeitable and transferable or earned and payable or with respect to which the Fair Market Value of the Common Stock subject to the Awards does not exceed the purchase price or Initial Value, as applicable, whether or not the Participant will receive any payments therefor. The Committee in its discretion may take any of the actions described in this Section 14.05 contingent on consummation of the Change in Control and with respect to some or all outstanding Awards, whether or not then exercisable, nonforfeitable and transferable or earned and payable or on an Award-by-Award basis, which actions need not be uniform with respect to all outstanding Awards or Participants. However, outstanding Awards shall not be terminated to the extent that written provision is made for their continuance, assumption or substitution by the Company or a successor employer or its parent or subsidiary in connection with the Change in Control except as otherwise provided in the applicable Agreement.

14.06	Stand-Alone, Additional, Tandem and Substitute Awards

Subject to Section 19.13 below, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution or exchange for, any other Award or any Award granted under another plan of the Company or any Affiliate or any entity acquired by the Company or any Affiliate or any other right of a Participant to receive payment from the Company or any Affiliate; provided, however, that a 409A Award may not be granted in tandem with a Non-409A Award. Awards granted in addition to or in tandem with another Award or Awards may be granted either at the same time as or at a different time from the grant of such other Award or Awards. Subject to applicable law and the restrictions on 409A Awards and repricings in Section 19.13 below, the Committee may determine that, in granting a new Award, the in-the-money value or Fair Market Value of any surrendered Award or Awards or the value of any other right to payment surrendered by the Participant may be applied, or otherwise taken into account with respect, to any other new Award or Awards.

14.07	Form and Timing of Payment; Deferrals

Subject to the terms of the Plan and any applicable Agreement, payments to be made by the Company or an Affiliate upon the exercise of an Appreciation Award or settlement of any other Award may be made in such form as the Committee may determine and set forth in the applicable Agreement, including, without limitation, cash, shares of Common Stock, other Awards or other property and may be made in a single payment or transfer, in installments or on a deferred basis. The settlement of an Award may be accelerated, and cash paid in lieu of shares of Common Stock in connection with such settlement, in the discretion of the Committee or upon the occurrence of one or more specified events set forth in the applicable Agreement (and to the extent permitted by the Plan and Section 409A of the Code). Subject to the Plan, installment or deferred payments may be required by the Committee or permitted at the election of the Participant on the terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installments or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in shares of Common Stock. In the case of any 409A Award that is vested and no longer subject to a substantial risk of forfeiture (within the meaning of Sections 83 and 409A of the Code), such Award may be distributed to the Participant, upon application of the Participant to the Committee, if the Participant has an unforeseeable emergency within the meaning of Section 409A of the Code, if determined by the Committee and set forth in the applicable Agreement. Notwithstanding any other provision of the Plan, however, no dividends payable with respect to an Award or Dividend Equivalents may be paid in connection with any Awards or Dividend Equivalents that are to become nonforfeitable and transferable or earned and payable based upon performance conditions unless and until the performance conditions are satisfied, and, if determined by the Committee and set forth in the applicable Agreement, any such dividends and Dividend Equivalents will accumulate (without interest) and become payable to the Participant at the time, and only to the extent that, the applicable Awards or Dividend Equivalents have become non-forfeitable and transferable or earned and payable upon satisfaction of the relevant performance conditions.

14.08	Time and Method of Exercise

The Committee shall determine and set forth in the Agreement the time or times at which Awards granted under the Plan may be exercised or settled in whole or in part and shall set forth in the Agreement the rules regarding the exercise, settlement and/or termination of Awards upon the Participant’s death, Disability, termination of employment or ceasing to be a director. Unless the Agreement provides otherwise, an Award may be exercised by delivering notice to the Company’s principal office, to the attention of its Secretary (or the Secretary’s designee) no less than one (1) business day in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable Agreement, shall specify the number of shares of Common Stock with respect to which the Award is being exercised and the effective date of the proposed exercise and shall be signed by the Participant or other person then having the right to exercise the Award. Such notice may be withdrawn at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise. Unless the Committee otherwise permits through the applicable Agreement or otherwise, no partial exercise of an Award shall be for an aggregate exercise or purchase price or a base value of less than One Thousand Dollars ($1,000). Notwithstanding any provision of the Plan providing for the maximum term of an Award, in the event any Award would expire prior to exercise, vesting or settlement because trading in shares of Common Stock is prohibited by law or by any insider trading policy of the Company, the term of the Award shall automatically be extended until thirty (30) days after the expiration of any such prohibitions to permit the Participant to realize the value of the Award, provided such extension with respect to the applicable Award (i) is permitted by law, (ii) does not result in a violation of Section 409A with respect to the Award, (iii) permits any Award that is intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code to continue to so qualify and (iv) does not otherwise adversely impact the tax consequences of the Award (such as for incentive stock options and related Awards). An Agreement may provide that the Award will be automatically, and without any action by the Participant, deemed exercised, by means of a “net exercise” procedure, immediately prior to the expiration of the Award if the then Fair Market Value of the underlying shares of Common Stock at that time exceeds the exercise or purchase price or base value of the Award, in order to permit the Participant to realize the value of the Award. With respect to an Option and its Corresponding SAR, the Agreement may provide which Award will be deemed exercised. If the Agreement does not so provide, the Option shall be deemed exercised and the Corresponding SAR shall expire unexercised.

14.09	Effect of Termination Date on Appreciation Awards

(a) If a Participant incurs a Termination Date due to death or Disability, any unexercised Appreciation Award granted to the Participant may thereafter be exercised by the Participant (or, where appropriate, a transferee of the Participant), to the extent then exercisable, (i) for a period of twelve (12) months after the Termination Date or (ii) until the expiration of the stated term of the Appreciation Award, whichever period is shorter, unless specifically provided otherwise in the applicable Agreement (in which case the terms of the Agreement shall control). Any portion of the Appreciation Award that remains unexercised after the expiration of such period, regardless of whether such portion of the Appreciation Award is vested or unvested, shall terminate and be forfeited with no further compensation due to the Participant.

(b) If a Participant incurs a Termination Date due to Retirement, any unexercised Appreciation Award granted to the Participant may thereafter be exercised by the Participant (or, where appropriate, a transferee of the Participant), to the extent then exercisable, (i) for a period of twelve (12) months after the Termination Date or (ii) until the expiration of the stated term of the Appreciation Award, whichever period is shorter, unless specifically provided otherwise in the applicable Agreement (in which case the terms of the Agreement shall control). Any portion of the Appreciation Award that remains unexercised after the expiration of such period described above, regardless of whether such portion of the Appreciation Award is vested or unvested, shall terminate and be forfeited with no further compensation due to the Participant.

(c) If a Participant incurs a Termination Date, other than on death, Disability or Retirement, as a result of termination of service or employment by the Company and its Affiliates involuntarily and without Cause, any unexercised Appreciation Award granted to the Participant may thereafter be exercised by the Participant (or, where appropriate, a transferee of the Participant), to the extent then exercisable (i) for a period of ninety (90) days after the Termination Date or (ii) until the expiration of the stated term of the Appreciation Award, whichever period is shorter, unless specifically provided otherwise in the applicable Agreement (in which case the terms of the Agreement shall control). Any portion of the Appreciation Award that remains unexercised at the expiration of such period described above, regardless of whether such portion of the Appreciation Award is vested or unvested, shall terminate and be forfeited with no further compensation due to the Participant.

(d) If a Participant incurs a Termination Date for any reason, other than death, Disability or Retirement, other than as the result of termination of service or employment by the Company and its Affiliates involuntarily and without Cause, and other than as the result of termination of service or employment by the Company and its Affiliates involuntarily and with Cause, any unexercised Appreciation Award granted to the Participant may thereafter be exercised by the Participant (or, where appropriate, a transferee of the Participant), to the extent exercisable as of the Termination Date, (i) for a period of thirty (30) days after the Termination Date, or (ii) until the expiration of the stated term of the Appreciation Award, whichever period is shorter, unless specifically provided otherwise in the applicable Agreement (in which case the terms of the Agreement shall control). Any portion of the Appreciation Award that remains unexercised after the expiration of such period, regardless of whether such portion of the Appreciation Award is vested or unvested, shall terminate and be forfeited with no further compensation due to the Participant.

14.10	Non U. S. Participants

The Committee may grant Awards to Participants located outside of the United States of America. Notwithstanding any other provision of the Plan (other than the limitations of Section 6.02 and Section 19.13) the terms of such Awards shall be as the Committee, in its sole discretion, determines as appropriate and permitted under the law that applies to any Award granted to Participants located outside of the United States of America.

ARTICLE XV
QUALIFIED PERFORMANCE-BASED COMPENSATION

15.01	Performance Conditions

In accordance with the Plan, the Committee may prescribe that Awards will become exercisable, nonforfeitable and transferable, and earned and payable, based on objectively determinable performance conditions. Objectively determinable performance conditions are performance conditions (i) that are established in writing (a) at the time of grant or (b) no later than the earlier of (x) 90 days after the beginning of the period of service to which they relate and (y) before the lapse of 25% of the period of service to which they relate; (ii) that are uncertain of achievement at the time they are established and (iii) the achievement of which is determinable by a third party with knowledge of the relevant facts. The performance conditions may be stated with respect to (a) revenue, (b) earnings before interest, taxes, depreciation and amortization (“EBITDA”), (c) cash earnings (earnings before amortization of intangibles), (d) operating income, (e) pre-or after-tax income, (f) earnings per share, (g) net cash flow, (h) net cash flow per share, (i) net earnings, (j) return on equity, (k) return on total capital, (l) return on sales, (m) return on net assets employed, (n) return on assets or net assets, (o) share price performance, (p) total shareholder return, (q) improvement in or attainment of expense levels, (r) improvement in or attainment of working capital levels, (s) net sales, (t) revenue growth or product revenue growth, (u) operating income (before or after taxes), (v) pre-or after-tax income (before or after allocation of corporate overhead and bonus), (w) earnings per share; (x) return on equity, (y) appreciation in and/or maintenance of the price of the shares of Common, (z) market share, (aa) gross profits, (bb) comparisons with various stock market indices; (cc) reductions in cost, (dd) cash flow or cash flow per share (before or after dividends), (ee) return on capital (including return on total capital or return on invested capital), (ff) cash flow return on investments; (gg) improvement in or attainment of expense levels or working capital levels, and/or (hh) shareholder equity. The business criteria above, may be related to a specific customer or group of customers or products or geographic region. The form of the performance conditions may be measured on a Company, Affiliate, product, division, business unit, service line, segment or geographic basis, individually, alternatively or in any combination, subset or component thereof. Performance goals may include one or more of the foregoing business criteria, either individually, alternatively or any combination, subset or component. Performance goals may reflect absolute performance or a relative comparison of the performance to the performance of a peer group or index or other external measure of the selected business criteria. Profits, earnings and revenues used for any performance condition measurement may exclude any extraordinary or non-recurring items. The performance conditions may, but need not, be based upon an increase or positive result under the aforementioned business criteria and could include, for example and not by way of limitation, maintaining the status quo or limiting the economic losses (measured, in each case, by reference to the specific business criteria). The performance conditions may not include solely the mere continued employment of the Participant. However, the Award may become exercisable, nonforfeitable and transferable or earned and payable contingent on the Participant’s continued employment or service, and/or employment or service at the time the Award becomes exercisable, nonforfeitable and transferable or earned and payable, in addition to the performance conditions described above. The Committee shall have the sole discretion to select one or more periods of time over which the attainment of one or more of the foregoing performance conditions will be measured for the purpose of determining a Participant’s right to, and the settlement of, an Award that will become exercisable, nonforfeitable and transferable or earned and payable based on performance conditions.

15.02	Establishing the Amount of the Award

The amount of the Award that will become exercisable, nonforfeitable and transferable or earned and payable if the performance conditions are obtained (or an objective formula for, or method of, computing such amount) also must be established at the time set forth in Section 15.01 above. Notwithstanding the preceding sentence, the Committee may, in its sole discretion, reduce the amount of the Award that will become exercisable, nonforfeitable and transferable or earned and payable, as applicable, if the Committee determines that such reduction is appropriate under the facts and circumstances. In no event shall the Committee have the discretion to increase the amount of the Award that will become exercisable, nonforfeitable and transferable or earned and payable.

15.03	Earning the Award

If the Committee, on the date of grant, prescribes that an Award shall become exercisable, nonforfeitable and transferable or earned and payable only upon the attainment of any of the above enumerated performance conditions, the Award shall become exercisable, nonforfeitable and transferable or earned and payable only to the extent that the Committee certifies in writing that such conditions have been achieved. An Award will not satisfy the requirements of this Article XV to constitute “qualified performance-based compensation” if the facts and circumstances indicate the Award will become exercisable, nonforfeitable and transferable or earned and payable regardless of whether the performance conditions are attained. However, an Award does not fail to meet the requirements of this Article XV merely because the Award would become exercisable, nonforfeitable and transferable or earned and payable upon the Participant’s death or Disability or upon a Change in Control, although an Award that actually becomes exercisable, nonforfeitable and transferable or earned and payable on account of those events prior to the attainment of the performance conditions would not constitute “qualified performance-based compensation” under Code Section 162(m). In determining if the performance conditions have been achieved, the Committee may adjust the performance targets in the event of any unbudgeted acquisition, divestiture or other unexpected fundamental change in the business of the Company, an Affiliate or business unit or in any product that is material taken as a whole as appropriate to fairly and equitably determine if the Award is to become exercisable, nonforfeitable and transferable or earned and payable only pursuant to the conditions set forth in the Award. Additionally, in determining if such performance conditions have been achieved, the Committee also may adjust the performance targets in the event of any (a) unanticipated asset write-downs or impairment charges, (b) litigation or claim judgments or settlements thereof, (c) changes in tax laws, accounting principles or other laws or provisions affecting reported results, (d) costs and accruals for reorganization or restructuring programs, or extraordinary non-reoccurring items as described in Accounting Principles Board Opinion No. 30 or as described in management’s discussion and analysis of the financial condition and results of operations appearing in the Company’s Annual Report on Form 10-K for the applicable year or as identified in the financial statements, the notes to the financial statements or other securities law filings (each as defined by generally accepted accounting principles), (e) acquisitions, dispositions or discontinued operations or (f) foreign exchange gains or losses as appropriate to fairly and equitably determine if the Award is to become exercisable, nonforfeitable and transferable or earned and payable only pursuant to the conditions set forth in the Award. To the extent any such adjustments would affect Awards, the intent is that they shall be in a form that allows the Award to continue to meet the requirements of Section 162(m) of the Code for deductibility and, to the extent required under Section 162(m) of the Code for “qualified performance-based compensation,” set forth in the applicable Agreement.

15.04	Performance Awards

The purpose of this Article XV is to permit the grant of Awards that constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. The Committee may specify that the Award is intended to constitute “qualified performance-based compensation” by conditioning the right of the Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of any of the enumerated performance criteria and conditions set forth in this Article XV. Notwithstanding the foregoing, the Committee may grant an Award that is subject to the achievement or satisfaction of performance conditions that are not specifically set forth herein to the extent the Committee does not intend for such Award to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

ARTICLE XVI
ADJUSTMENT UPON CHANGE IN COMMON STOCK

16.01	General Adjustments

The maximum number of shares of Common Stock that may be issued pursuant to Awards, the terms of outstanding Awards and the per individual limitations on the number of shares of Common Stock that may be issued pursuant to Awards shall be adjusted as the Committee shall determine to be equitably required in the event (a) there occurs a reorganization, recapitalization, stock split, spin-off, split-off, stock dividend, issuance of stock rights, combination of shares, merger, consolidation or distribution (stock or cash) to shareholders other than an ordinary cash dividend; (b) the Company engages in a transaction Code Section 424 describes; or (c) there occurs any other transaction or event which, in the judgment of the Board, necessitates such action. In that respect, the Committee shall make such adjustments as are necessary in the number or kind of shares of Common Stock or securities which are subject to the Award, the exercise price or Initial Value of the Award and such other adjustments as are appropriate in the discretion of the Committee. Such adjustments may provide for the elimination of fractional shares that might otherwise be subject to Awards without any payment therefor. Notwithstanding the foregoing, the conversion of one or more outstanding shares of preferred stock or convertible debentures that the Company may issue from time to time into Common Stock shall not in and of itself require any adjustment under this Article XVI. In addition, the Committee may make such other adjustments to the terms of any Awards to the extent equitable and necessary to prevent an enlargement or dilution of the Participant’s rights thereunder as a result of any such event or similar transaction. Any determination made under this Article XVI by the Committee shall be final and conclusive.

16.02	No Adjustments

The issuance by the Company of stock of any class, or securities convertible into stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of stock or obligations of the Company convertible into such stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares that may be issued pursuant to Awards, the per individual limitations on the number of shares that may be issued pursuant to Awards or the terms of outstanding Awards.

16.03	Substitute Awards

The Committee may grant Awards in substitution for Options, SARs, restricted stock, Restricted Stock Units, Incentive Awards or similar Awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction described in the first paragraph of Section 16.01. Notwithstanding any provision of the Plan (other than the limitation of Section 6.02), the terms of such substituted Awards shall be as the Committee, in its discretion, determines is appropriate.

16.04	Limitation on Adjustments

Notwithstanding the foregoing, no adjustment hereunder shall be authorized or made if and to the extent the existence of such authority or action (a) would cause Awards under the Plan that are intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code to otherwise fail to qualify as “qualified performance-based compensation,” (b) would cause the Committee to be deemed to have the authority to change the targets, within the meaning of Section 162(m) of the Code, under performance goals or relating to Awards granted to Named Executive Officers and intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code, (c) would cause a Non-409A Award to be subject to Section 409A of the Code, (d) would violate Code Section 409A for a 409A Award, (e) would cause a modification of an incentive stock option under Section 424 of the Code and loss of treatment as an incentive stock option or (f) would adversely affect any exemption under Rule 16b-3 of the Exchange Act, unless the Committee determines that such adjustment is necessary and specifically acknowledges that the adjustment will be made notwithstanding any such result.

ARTICLE XVII
COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

17.01	Compliance

No Option or SAR shall be exercisable, no Restricted Stock Award, Restricted Stock Unit, Incentive Award, Other Stock-Based Award, Dividend Equivalents or Cash Awards shall be granted or settled, no shares of Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party and the rules of all domestic stock exchanges on which the Company’s shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any stock certificate evidencing shares of Common Stock issued pursuant to an Award may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations and to reflect any other restrictions applicable to such shares as the Committee otherwise deems appropriate. No Option or SAR shall be exercisable, no Restricted Stock Award, Restricted Stock Unit, Incentive Award, Other Stock-Based Award, Dividend Equivalents or Cash Awards shall be granted or settled, no shares of Common Stock shall be issued, no certificate for shares of Common Stock shall be delivered and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

17.02	Postponement of Exercise or Payment

The Committee may postpone any grant, exercise, vesting or payment of an Award for such time as the Committee in its sole discretion may deem necessary in order to permit the Company (i) to effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable pursuant to the Award under the securities laws; (ii) to take any action in order to (A) list such shares of Common Stock or other shares of stock of the Company on a stock exchange if shares of Common Stock or other shares of stock of the Company are not then listed on such exchange or (B) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock or other shares of stock of the Company, including any rules or regulations of any stock exchange on which the shares of Common Stock or other shares of stock of the Company are listed; (iii) to determine that such shares of Common Stock in the Plan are exempt from such registration or that no action of the kind referred to in (ii)(B) above needs to be taken; (iv) to comply with any other applicable law, including without limitation, securities laws; (v) to comply with any legal or contractual requirements during any such time the Company or any Affiliate is prohibited from doing any of such acts under applicable law, including without limitation, during the course of an investigation of the Company or any Affiliate, or under any contract, loan agreement or covenant or other agreement to which the Company or any Affiliate is a party or (vi) to otherwise comply with any prohibition on such acts or payments during any applicable blackout period; and the Company shall not be obligated by virtue of any terms and conditions of any Agreement or any provision of the Plan to recognize the grant, exercise, vesting or payment of an Award or to grant, sell or issue shares of Common Stock or make any such payments in violation of the securities laws or the laws of any government having jurisdiction thereof or any of the provisions hereof. Any such postponement shall not extend the term of the Award and neither the Company nor its directors and officers nor the Committee shall have any obligation or liability to any Participant or to any other person with respect to shares of Common Stock or payments as to which the Award shall lapse because of such postponement.

Additionally, the Committee may postpone any grant, exercise, vesting or payment of an Award if the Company reasonably believes the Company’s or any applicable Affiliate’s deduction with respect to such Award would be limited or eliminated by application of Code Section 162(m) to the extent permitted by Section 409A of the Code; provided, however, such delay will last only until the earliest date at which the Company reasonably anticipates that the deduction with respect to the Award will not be limited or eliminated by the application of Code Section 162(m) or the calendar year in which the Participant separates from service.

17.03	Forfeiture or Reimbursement

A Participant shall be required to forfeit any and all rights under Awards or to reimburse the Company for any payment under any Award (with interest as necessary to avoid imputed interest or original issue discount under the Code or as otherwise required by applicable law) to the extent applicable law or any applicable claw-back or recoupment policy of the Company or any of its Affiliates requires such forfeiture or reimbursement.

ARTICLE XVIII
LIMITATION ON BENEFITS

Despite any other provisions of this Plan to the contrary, if the receipt of any payments or benefits under this Plan would subject a Participant to tax under Code Section 4999, the Committee may determine whether some amount of payments or benefits would meet the definition of a “Reduced Amount.” If the Committee determines that there is a Reduced Amount, the total payments or benefits to the Participant under all Awards must be reduced to such Reduced Amount, but not below zero. It is the intention of the Company and the Participant to reduce the payments under this Plan only if the aggregate Net After Tax Receipts to the Participant would thereby be increased. If the Committee determines that the benefits and payments must be reduced to the Reduced Amount, the Company must promptly notify the Participant of that determination, with a copy of the detailed calculations by the Committee. All determinations of the Committee under this Article XVIII are final, conclusive and binding upon the Company and the Participant. As result of the uncertainty in the application of Code Section 4999 at the time of the initial determination by the Committee under this Article XVIII, however, it is possible that amounts will have been paid under the Plan to or for the benefit of a Participant which should not have been so paid (“Overpayment”) or that additional amounts which will not have been paid under the Plan to or for the benefit of a Participant could have been so paid (“Underpayment”), in each case consistent with the calculation of the Reduced Amount. If the Committee, based either upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant, which the Committee believes has a high probability of success, or controlling precedent or other substantial authority, determines that an Overpayment has been made, any such Overpayment must be treated for all purposes as a loan, to the extent permitted by applicable law, which the Participant must repay to the Company together with interest at the applicable federal rate under Code Section 7872(f)(2); provided, however, that no such loan may be deemed to have been made and no amount shall be payable by the Participant to the Company if and to the extent such deemed loan and payment would not either reduce the amount on which the Participant is subject to tax under Code Sections 1, 3101 or 4999 or generate a refund of such taxes. If the Committee, based upon controlling precedent or other substantial authority, determines that an Underpayment has occurred, the Committee must promptly notify the Company of the amount of the Underpayment, which then shall be paid promptly to the Participant but no later than the end of the Participant’s taxable year next following the Participant’s taxable year in which the determination is made that the Underpayment has occurred. For purposes of this Section, (a) “Net After Tax Receipt” means the Present Value of a payment under this Plan net of all taxes imposed on Participant with respect thereto under Code Sections 1, 3101 and 4999, determined by applying the highest marginal rate under Code Section 1 which applies to the Participant’s taxable income for the applicable taxable year; (b) “Present Value” means the value determined in accordance with Code Section 280G(d)(4); and (c) “Reduced Amount” means the smallest aggregate amount of all payments and benefits under this Plan which (i) is less than the sum of all payments and benefits under this Plan and (ii) results in aggregate Net After Tax Receipts which are equal to or greater than the Net After Tax Receipts which would result if the aggregate payments and benefits under this Plan were any other amount less than the sum of all payments and benefits to be made under this Plan.

ARTICLE XIX
GENERAL PROVISIONS

19.01	Effect on Employment and Service

Neither the adoption of this Plan, its operation nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual or entity any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any individual or entity at any time with or without assigning a reason therefor.

19.02	Unfunded Plan

This Plan, insofar as it provides for Awards, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by Awards under this Plan. Any liability of the Company to any Person with respect to any Award under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

19.03	Rules of Construction

Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

19.04	Tax Withholding and Reporting

Unless an Agreement provides otherwise, each Participant shall be responsible for satisfying in cash or cash equivalent any income and employment (including, without limitation, Social Security and Medicare) tax withholding obligations, if applicable, attributable to participation in the Plan and the grant, exercise, vesting or payment of Awards granted hereunder (including the making of a Code Section 83(b) election with respect to an Award). In accordance with procedures that the Committee establishes, the Committee, to the extent applicable law permits, may allow a Participant to pay any such applicable amounts (a) by surrendering (actually or by attestation) shares of Common Stock that the Participant already owns and, if necessary to avoid adverse accounting consequences, has held for at least six (6) months (but only for the minimum required withholding); (b) by a cashless exercise, or surrender of shares of Common Stock already owned, through a broker; (c) by means of a “net exercise” procedure by the surrender of shares of Common Stock to which the Participant is otherwise entitled under the Award (but only for the minimum required withholding); (d) by such other medium of payment as the Committee, in its discretion, shall authorize; or (e) by any combination of the aforementioned methods of payment. The Company shall comply with all such reporting and other requirements relating to the administration of this Plan and the grant, exercise, vesting or payment of any Award hereunder as applicable law requires.

19.05	Code Section 83(b) Election

The Committee must approve in advance whether a Participant may make an election under Section 83(b) of the Code with respect to any Award (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under similar laws may be made. In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provisions.

19.06	Reservation of Shares

The Company, during the term of this Plan, shall at all time reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan. Additionally, the Company, during the term of this Plan, shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorizations needed in order to issue and to sell such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan. However, the inability of the Company to obtain from any such regulatory agency the requisite authorizations the Company’s counsel deems to be necessary for the lawful issuance and sale of any shares of Common Stock hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any shares of Common Stock hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or to sell such shares of Common Stock as to which such requisite authority shall not have been obtained.

19.07	Governing Law

This Plan and all Awards granted hereunder shall be governed by the laws of the State of Georgia, except to the extent federal law applies.

19.08	Other Actions

Nothing in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including, by way of illustration and not by way of limitation, the right to grant Options, SARs, Restricted Stock Awards, Restricted Stock Units, Incentive Awards, Other Stock-Based Awards or Dividend Equivalents for proper corporate purposes otherwise than under the Plan to any employee or to any other Person, firm, corporation, association or other entity, or to grant Options, SARs, Restricted Stock Awards, or Restricted Stock Units, Incentive Awards, Other Stock-Based Awards or Dividend Equivalents to, or assume such Awards of any Person in connection with, the acquisition, purchase, lease, merger, consolidation, reorganization or otherwise, of all or any part of the business and assets of any Person, firm, corporation, association or other entity.

19.09	Repurchase of Common Stock

Subject to Section 19.13 below, the Company or its designee may have the option and right to purchase any Award or any shares of Common Stock issued pursuant to any Award in accordance with the terms and conditions set forth in the applicable Agreement. However, shares of Common Stock repurchased pursuant to an Agreement will still be deemed issued pursuant to the Plan and will not be available for issuance pursuant to future Awards under the Plan (not counting for this purpose any shares of Common Stock repurchased in connection with the lapse or forfeiture of any Restricted Stock Award).

19.10	Other Conditions

The Committee, in its discretion, may require the Participant on or before the date of grant, exercise, payment or settlement of an Award to enter into (i) a confidentiality, non-solicitation, non-competition, non-disparagement or other similar agreement with the Company or any Affiliate, which may become effective on the date of termination of employment or service of the Participant with the Company or any Affiliate or any other date the Committee may specify and shall contain such terms and conditions as the Committee shall otherwise specify, (ii) an agreement to cancel any other employment agreement, service agreement, fringe benefit or compensation arrangement in effect between the Company or any Affiliate and such Participant and/or (iii) a shareholders’ agreement with respect to shares of Common Stock to be issued pursuant to the Award. If the Participant should fail to enter into any such agreement at the Committee’s request, then no Award shall be granted, exercised, paid or settled and the number of shares of Common Stock that would have been subject to such Award, if any, shall be added to the remaining shares of Common Stock available under the Plan. In the event the Participant should enter into any such confidentiality, non-solicitation, non-competition, non-disparagement or other similar agreement with the Company or any Affiliate, as a condition to the grant, exercise, payment or settlement of the Award, and the Participant subsequently breach or violate any provision of such agreement, then the Participant shall forfeit any and all further rights under such Award and the Clawback Requirement shall be triggered.

19.11	Forfeiture Provisions

Notwithstanding any other provisions of the Plan or any Agreement, all rights to any Award that a Participant has will be immediately discontinued and forfeited, and the Company shall not have any further obligation hereunder to the Participant with respect to any Award and the Award will not be exercisable (whether or not previously exercisable) or become vested or payable on and after the time the Participant is discharged from employment or service with the Company or any Affiliate for Cause.

19.12	Legends; Payment of Expenses

The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon the grant or exercise of an Award and may issue such “stop transfer” instructions to its transfer agent in respect of such shares as it determines, in its sole discretion, to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements under the Exchange Act, applicable state securities laws or other requirements, (b) implement the provisions of the Plan or any Agreement between the Company and the Participant with respect to such shares of Common Stock, (c) permit the Company to determine the occurrence of a “disqualifying disposition” as described in Section 421(b) of the Code of the shares of Common Stock transferred upon the exercise of an incentive stock option granted under the Plan or (d) as may be appropriate to continue an Award’s exemption or compliance with Section 409A of the Code. The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the grant or exercise of the Award, as well as all fees and expenses incurred by the Company in connection with such issuance.

19.13	Repricing of Awards

Notwithstanding any other provisions of this Plan, except for adjustments pursuant to Article XVI or to the extent approved by the Company’s shareholders and consistent with the rules of any stock exchange on which the Company’s securities are traded, this Plan does not permit (a) any decrease in the exercise or purchase price or base value of any outstanding Awards, (b) the issuance of any replacement Appreciation Awards which shall be deemed to occur if a Participant agrees to forfeit an existing Appreciation Award in exchange for a new Appreciation Award with a lower exercise or purchase price or base value, (c) the Company to repurchase underwater or out-of-the-money Appreciation Awards, which shall be deemed to be those Appreciation Awards with exercise or purchase prices or base values in excess of the current Fair Market Value of the shares of Common Stock underlying the Appreciation Awards, (d) the issuance of any replacement or substitute Awards or the payment of cash in exchange for, or in substitution of, underwater or out-of-the-money Appreciation Awards, (e) the Company to repurchase any Award if the Award has not become exercisable, vested or payable prior to the repurchase or (f) any other action that is treated as a repricing under generally accepted accounting principles.

19.14	Right of Setoff

The Company or an Affiliate may, to the extent permitted by applicable law, deduct from and setoff against any amounts the Company or Affiliate may owe the Participant from time to time, including amounts payable in connection with any Award, owed as wages, fringe benefits or other compensation owed to the Participant, such amounts as may be owed by the Participant to the Company or Affiliate, including but not limited to any amounts owed under the Plan, although the Participant shall remain liable for any part of the Participant’s obligation not satisfied through such deduction and setoff. By accepting any Award granted hereunder, the Participant agrees to any deduction or setoff hereunder.

19.15	Fractional Shares

No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereof shall be forfeited or otherwise eliminated.

ARTICLE XX
CLAIMS PROCEDURES

20.01	Initial Claim

If a Participant has exercised an Option or SAR or if shares of Restricted Stock have become vested or Restricted Stock Units, Incentive Awards, Other Stock-Based Awards or Dividend Equivalents have become payable, and the Participant has not received the benefits to which the Participant believes he or she is entitled under such Award, then the Participant must submit a written claim for such benefits to the Committee within ninety (90) days of the date the Participant tried to exercise the Option or SAR, the date the Participant contends the Restricted Stock vested or the date the Participant contends the Restricted Stock Units, Incentive Awards, or Other Stock-Based Awards of Dividend Equivalents became payable or the claim will be forever barred.

20.02	Appeal of Claim

If a claim of a Participant is wholly or partially denied, the Participant or his duly authorized representative may appeal the denial of the claim to the Committee. Such appeal must be made at any time within thirty (30) days after the Participant receives written notice from the Company of the denial of the claim. In connection therewith, the Participant or his duly authorized representative may request a review of the denied claim, may review pertinent documents and may submit issues and comments in writing. Upon receipt of an appeal, the Committee shall make a decision with respect to the appeal and, not later than sixty (60) days after receipt of such request for review, shall furnish the Participant with the decision on review in writing, including the specific reasons for the decision written in a manner calculated to be understood by the Participant, as well as specific references to the pertinent provisions of the Plan upon which the decision is based.

20.03	Time to File Suit

The Committee has the discretionary and final authority under the Plan to determine the validity of a claim. Accordingly, any decision the Committee makes on a Participant’s appeal will be administratively final. If a Participant disagrees with the Committee’s final decision, the Participant may sue, but only after the claim on appeal has been denied. Any lawsuit must be filed within ninety (90) days of receipt of the Committee’s final written denial of the Participant’s claim or the claim will be forever barred.

ARTICLE XXI
AMENDMENT

21.01	Amendment of Plan

The Board may amend or terminate this Plan at any time; provided, however, that no amendment to the Plan may materially adversely impair the rights of a Participant with respect to outstanding Awards without the Participant’s consent. In addition, an amendment will be contingent on approval of the Company’s shareholders, to the extent required by law or any tax or regulatory requirement applicable to the Plan or by the rules of any stock exchange on which the Company’s securities are traded or if the amendment would (i) increase the benefits accruing to Participants under the Plan, including without limitation, any amendment to the Plan or any Agreement to permit a repricing of any outstanding Awards under Section 19.13, (ii) increase the aggregate number of shares of Common Stock that may be issued under the Plan, (iii) modify the requirements as to eligibility for participation in the Plan, or (iv) change the performance conditions set forth in Article XV of the Plan for Awards that intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. Additionally, to the extent the Board deems necessary to continue to comply with the performance-based exception to the deduction limits of Code Section 162(m), the Board will resubmit the material terms of the performance conditions set forth in Article XV to the Company’s shareholders for approval no later than the first shareholder meeting that occurs in the fifth (5th) year following the year in which the shareholders previously approved the performance objectives. Notwithstanding any other provision of the Plan, any termination of the Plan shall comply with the requirements of Code Section 409A with regard to any 409A Awards.

21.02	Amendment of Awards

The Committee may amend any outstanding Awards to the extent it deems appropriate; provided, however, that no amendment to an outstanding Award may adversely impair the rights of a Participant without the Participant’s consent.

ARTICLE XXII
SECTION 409A PROVISION

22.01	Intent of Awards

It is intended that Awards that are granted under the Plan shall be exempt from treatment as “deferred compensation” subject to Section 409A of the Code unless otherwise specified by the Committee. Towards that end, all Awards under the Plan are intended to contain such terms as will qualify the Awards for an exemption from Section 409A of the Code unless otherwise specified by the Committee. The terms of the Plan and all Awards granted hereunder shall be construed consistent with the foregoing intent. Notwithstanding any other provision hereof, the Committee may amend any outstanding Award without Participant’s consent if, as determined by the Committee, in its sole discretion, such amendment is required either to (a) confirm exemption under Section 409A of the Code, (b) comply with Section 409A of the Code or (c) prevent the Participant from being subject to any tax or penalty under Section 409A of the Code. Notwithstanding the foregoing, however, neither the Company nor any of its Affiliates nor the Committee shall be liable to a Participant or any other Person if an Award that is subject to Section 409A of the Code or the Participant or any other Person is otherwise subject to any additional tax, interest or penalty under Section 409A of the Code. Each Participant is solely responsible for the payment of any tax liability (including any taxes, penalties and interest that may arise under Section 409A of the Code) that may result from an Award.

22.02	409A Awards

The Committee may grant Awards under the Plan that are intended to be 409A Awards that comply with Section 409A of the Code. The terms of such 409A Award, including any authority by the Company and the rights of the Participant with respect to such 409A Award, will be subject to such rules and limitations and shall be interpreted in a manner as to comply with Section 409A of the Code.

22.03	Election Requirements

 If a Participant is permitted to elect to defer an Award or any payment under an Award, such election shall be made in accordance with the requirements of Code Section 409A. Each initial deferral election (an “Initial Deferral Election”) must be received by the Committee prior to the following dates or will have no effect whatsoever:

(a)	Except as otherwise provided below, the December 31 immediately preceding the year in which the compensation is earned;
(b)	With respect to any annual or long-term incentive pay which qualifies as “performance-based compensation” within the meaning of Code Section 409A, by the date six (6) months prior to the end of the performance measurement period applicable to such incentive pay provided such additional requirements set forth in Code Section 409A are met;
(c)	With respect to “fiscal year compensation” as defined under Code Section 409A, by the last day of the Company’s fiscal year immediately preceding the year in which the fiscal year compensation is earned; or
(d)	With respect to mid-year Awards or other legally binding rights to a payment of compensation in a subsequent year that is subject to a forfeiture condition requiring the Participant’s continued service for a period of at least twelve (12) months, on or before the thirtieth (30th) day following the grant of such Award, provided that the election is made at least twelve (12) months in advance of the earliest date at which the forfeiture condition could lapse.

The Committee may, in its sole discretion, permit Participants to submit additional deferral elections in order to delay, but not to accelerate, a payment, or to change the form of payment of an amount of deferred compensation (a “Subsequent Deferral Election”), if, and only if, the following conditions are satisfied: (a) the Subsequent Deferral Election must not take effect until twelve (12) months after the date on which it is made, (b) in the case of a payment other than a payment attributable to the Participant’s death, disability or an unforeseeable emergency (all within the meaning of Section 409A of the Code) the Subsequent Deferral Election further defers the payment for a period of not less than five (5) years from the date such payment would otherwise have been made and (c) the Subsequent Deferral Election is received by the Committee at least twelve (12) months prior to the date the payment would otherwise have been made. In addition, Participants may be further permitted to revise the form of payment they have elected, or the number of installments elected, provided that such revisions comply with the requirements of a Subsequent Deferral Election.

22.04	Time of Payment

The time and form of payment of a 409A Award shall be as set forth in an applicable Agreement. A 409A Award may only be paid in connection with a separation from service, a fixed time, death, disability, Change in Control or an unforeseeable emergency within the meaning of Section 409A of the Code. The time of distribution of the 409A Award must be fixed by reference to the specified payment event. Notwithstanding the foregoing, if the time of distribution of the 409A Award is not set forth in the applicable Agreement, then the time of distribution of the 409A Award shall be within two and one-half months of the end of the later of the calendar year or the fiscal year of the Company or Affiliate that employs the Participant in which the 409A Award becomes vested and no longer subject to a substantial risk of forfeiture within the meaning of Code Section 409A. For purposes of Code Section 409A, each installment payment will be treated as the entitlement to a single payment.

22.05	Acceleration or Deferral

The Company shall have no authority to accelerate or delay or change the form of any distributions relating to 409A Awards except as permitted under Code Section 409A.

22.06	Distribution Requirements

Any distribution of a 409A Award triggered by a Participant’s termination of employment shall be made only at the time that the Participant has had a separation from service within the meaning of Code Section 409A. A separation from service shall occur where it is reasonably anticipated that no further services will be performed after that date or that the level of bona fide services the Participant will perform after that date (whether as an employee or independent contractor of the Company or an Affiliate) will permanently decrease to less than fifty percent (50%) of the average level of bona fide services performed over the immediately preceding thirty-six (36) month period. A Participant shall be considered to have continued employment and to not have a separation from service while on a leave of absence if the leave does not exceed six (6) consecutive months (twenty-nine (29) months for a disability leave of absence) or, if longer, so long as the Participant retains a right to reemployment with the Company or Affiliate under an applicable statute or by contract. For this purpose, a “disability leave of absence” is an absence due to any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than six (6) months, where such impairment causes the Participant to be unable to perform the duties of Participant’s position of employment or a substantially similar position of employment. Continued services solely as a director of the Company or an Affiliate shall not prevent a separation from service from occurring by an employee as permitted by Section 409A of the Code.

22.07	Key Employee Rule

Notwithstanding any other provision of the Plan, any distribution of a 409A Award that would be made upon a separation from service within six (6) months following the separation from service of a “specified employee” as defined under Code Section 409A and as determined under procedures adopted by the Board or its delegate shall instead occur on the first day of the seventh month following the separation from service (or upon the Participant’s death, if earlier) to the extent required by Section 409A of the Code. In the case of installments, this delay shall not affect the timing of any installment otherwise payable after the requisite delay period.

22.08	Distributions Upon Vesting

In the case of any Award providing for a distribution upon the lapse of a substantial risk of forfeiture, if the timing of such distribution is not otherwise specified in the Plan or the applicable Agreement, the distribution shall be made not later than two and one-half (2½) months after the calendar year in which the risk of forfeiture lapsed.

22.09	Scope and Application of this Provision

For purposes of this Article XXII, references to a term or event (including any authority or right of the Company or a Participant) being “permitted” under Code Section 409A means that the term or event will not cause the Participant to be deemed to be in constructive receipt of compensation relating to the 409A Award prior to the distribution of cash, shares of Common Stock or other property or to be liable for payment of interest or a tax penalty under Code Section 409A.

ARTICLE XXIII
EFFECTIVE DATE OF PLAN

The Plan is effective on the date of its adoption by the Board, contingent on the approval of the Plan by the Company’s shareholders within twelve (12) months after such date. Awards, other than Restricted Stock or outright grants of shares on Common Stock, may be granted under this Plan on and after the effective date, provided that no Award shall become exercisable, vested, earned or payable unless the Company’s shareholders approve the Plan within twelve (12) months after the Board’s adoption of the Plan. Restricted Stock and outright grants of shares of Common Stock may only be granted after the Company’s shareholders approve the Plan.

ARTICLE XXIV
DURATION OF PLAN

No Award may be granted under this Plan on and after ten (10) years following the effective date of the Plan. Awards granted before that date shall remain valid in accordance with their terms.

ANNUAL MEETING OF SHAREHOLDERS OF

SOUTHWEST GEORGIA FINANCIAL CORPORATION

May 27, 2014

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at http://www.sgfc.com/pdf/2013annualreportandproxy.pdf

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

20933300000000000000 4 052714

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND ALL PROPOSALS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Cecil H. Barber
- ○ John J. Cole, Jr.
- ○ DeWitt Drew
- ○ Michael J. McLean
- ○ Richard L. Moss
- ○ Roy H. Reeves
- ○ Johnny R. Slocumb
- ○ M. Lane Wear
- ○ Marcus R. Wells

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. To approve the 2013 Omnibus Incentive Plan.	☐	☐	☐
3. To approve the advisory "say on pay" resolution supporting the compensation plan for the executive officers.	☐	☐	☐
4. To ratify the appointment of TJS Deemer Dana, LLP formerly known as Thigpen, Jones, Seaton & Co., P.C. as our independent auditors for the fiscal year 2014.	☐	☐	☐

5. Other Matters to Come Before the Meeting

THE BOARD OF DIRECTORS FAVORS A VOTE "FOR" THE ELECTION AS DIRECTORS OF THE PERSONS NAMED IN THE PROXY AND ACCOMPANYING PROXY STATEMENT AND, UNLESS THE VOTE OF THE SHAREHOLDER INDICATES OTHERWISE, THIS PROXY WILL BE SO VOTED.

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

COMMON STOCK
OF

SOUTHWEST GEORGIA FINANCIAL CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2014 ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoint(s) John J. Cole, Jr. and George R. Kirkland, or either of them with power of substitution to each, as Proxies of the undersigned to vote the Common Stock of the undersigned at the Annual Meeting of Shareholders of SOUTHWEST GEORGIA FINANCIAL CORPORATION (the "Corporation") to be held on May 27, 2014, and any adjournment thereof.

SEE REVERSE SIDE

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